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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Cameron International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2015 PROXY STATEMENT

AND

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

CAMERON

Welcome to the Cameron International Corporation Stockholder Meeting

To the Stockholders of Cameron International Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of Cameron International Corporation ("Cameron" or the "Company") to be held on Friday, May 8, 2015, at Cameron's corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, commencing at 10:00 a.m., Central Daylight Time.

At this year's Annual Meeting, you will be asked to vote on a number of items more fully addressed in our Notice of Annual Meeting of Stockholders, including the election of directors, ratification of the appointment of our independent registered public accountants and approval of our 2014 executive compensation.

We know that most of our stockholders will not be attending the Annual Meeting in person. As a result, Cameron's Board of Directors is soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. If you do not plan to attend, please vote your shares by Internet or by telephone. If you received our proxy material by mail, you may also vote by returning the accompanying proxy card. Instructions on how to vote can be found in our Proxy Statement.

Your vote is important. At Cameron's last annual meeting, in May 2014, approximately 88 percent of our shares of common stock were represented in person or by proxy.

I want to give a special "thank you" to two of our Directors, Shel Erikson and Baker Cunningham, who are retiring this year, for their years of dedicated service and leadership on Cameron's Board. Shel was our Chief Executive Officer from 1995 until 2007 and our Chairman of the Board from 1996 until 2011. Baker has been a Director since 1996 and has served on the Compensation and Nominating and Governance Committees of the Board.

Thank you for your continued support of and interest in Cameron.

Very truly yours,

Jack B. Moore Chairman of the Board
March 27, 2015
2015 Proxy Statement

We create
the flow
control technology
that energizes
the world.

Drilling Systems

Subsea Systems

Valves &
Measurement

Surface Systems

2015 Proxy Statement

Notice of Annual Meeting of Stockholders

May 8, 2015	Cameron Corporate Headquarters
10:00 a.m., CDT	1333 West Loop South, Suite 1700 Houston, Texas 77027

Items of Business:

1.	To elect eleven director nominees to our Board of Directors.
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for 2015.
3.	To conduct an advisory vote on our 2014 executive compensation.
4.	To transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Record Date:    March 11, 2015

Annual Report:    Cameron's Annual Report to Stockholders for the year ended December 31, 2014, which is not a part of the proxy solicitation materials, is available on our website at www.c-a-m.com/investors. If you received a printed copy of the proxy materials, a printed Annual Report was enclosed.

Notice Regarding the Availability of Proxy Materials:    On or about March 27, 2015, we mailed to stockholders who have not elected to receive printed versions of our proxy materials a Notice informing them of the Internet availability of our 2015 proxy materials and providing instructions on how to access those materials and vote.

Proxy Voting:    Stockholders of record may vote in person at the meeting, but may also appoint proxies to vote their shares in one of three ways, by:

In Person	Internet	Telephone	Mail	QR Code

Attend the Annual Meeting in Houston	www.envisionreports.com/CAM Vote 24/7	1-800-652-VOTE (8683)	Cast your ballot, sign your proxy card and send by pre-paid mail	Scan this QR code with your mobile device Vote 24/7

Stockholders whose shares are held by a bank, broker or other holder of record may appoint proxies to vote their shares on their behalf as instructed by that bank, broker or other holder of record.

Any proxy may be revoked at any time prior to its exercise at the meeting by following the procedures described in the proxy solicitation materials.

By Order of the Board of Directors,

Grace B. Holmes Vice President, Corporate Secretary and Chief Governance Officer
March 27, 2015
2015 Proxy Statement

2015 Proxy Statement

Proxy Summary Information

This Summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This is a summary only and does not contain all of the information we have included in our 2015 Proxy Statement. You should refer to the full Proxy Statement that follows for more information about us and the proposals you are being asked to consider.

Business Highlights

The graphs below provide a "snapshot" of our performance in 2014 and the previous four years for continuing operations, except for earnings per share which are provided in full. Information related to the Company's discontinued operations may be found in Part II, Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

ORDERS	REVENUE	OPERATING CASH FLOW

NET INCOME	DILUTED EPS	TSR/Y-E STOCK PRICE

2015 Proxy Statement i

Proxy Summary Information

The following table shows a comparison of our total shareholder return ("TSR") performance with that of the weighted average TSR performance of our compensation peer group, the PHLX Oil Service Sector (Ticker Symbol: OSX), our performance peer group used to measure relative TSR performance for performance stock awards, and the S&P 500 for 2014 and the previous years, along with a comparison of our CEO's total compensation to these performances for the same period.

COMPARISON OF CEO COMPENSATION TO TSR PERFORMANCE

ii 2015 Proxy Statement

 2014 Performance and Executive Compensation

Cameron's performance in 2014 showed improvement as evidenced by increases in a number of its year-over-year performance metrics and by a strong performance relative to peers.

•
As shown in the graphs on the prior pages, Cameron had record-setting financial results in 2014 in terms of revenues, net income and earnings per share, and

•
Our relative TSR for the one-year period of 2014, as well as for the three-year period of 2012 through 2014, ranks in the upper third quartile of our compensation peer group.

Our absolute TSR, however, declined year-over-year due to the downturn in oil and gas activity beginning in 2014 and to the uncertainty of the macro environment affecting the oil and gas industry as a whole. Executive compensation earned for 2014 and compensation decisions made for 2015 reflect this dichotomy between improved performance and the decline in our absolute TSR year-over-year.

•
Compensation paid our CEO for 2014 was higher than that for 2013 largely due to better performance against our annual incentive goals resulting in higher annual incentive compensation earned for 2014 than for 2013.

•
The Compensation Committee made a number of decisions impacting 2015 compensation, including:

o
Indefinitely postponing base salary increases planned for April 1, 2015;

o
Widening the performance range for both annual incentive compensation and performance stock with a return on invested capital ("ROIC") objective. The performance level necessary to achieve a threshold or minimum payout was lowered from 80% of target to 75%, and, in conjunction with that change, the minimum payout was lowered from 50% to 37.5%, while the performance necessary to achieve a maximum payout of 200% was increased from 120% to 125% of target. The Committee's purpose was to mitigate against concerns over setting performance targets and to provide a reasonably achievable incentive in uncertain times; and

o
Adding a "governor" to the possible payout for performance against the annual incentive plan's earnings per share ("EPS") target to prevent the potential for a "windfall" annual incentive payout should the macro environment in which we operate experience an unanticipated turn-around in 2015. In order to achieve higher than a 150% payout for EPS with respect to performance against an EPS target, we must have a 2015 TSR performance in the top quartile of our performance peer group.

For a full description of these and other executive compensation matters, please see the Compensation Discussion Analysis beginning on page 36 of this Proxy Statement.

Corporate Governance Highlights

Our governance principles and practices include a number of policies and structures that we believe are "best practices" in corporate governance, including:

•
Independent Lead Director who participates in the process of preparing meeting agendas and schedules and presides over executive sessions of the Board of Directors;

•
Declassified board with annual election of directors completed in 2015;

•
Refreshment of the Board of Directors with two new directors elected to replace two retiring directors and a potentially third new director standing for election as a Director Nominee;

•
Executive sessions with only independent directors present at each meeting of the Board and Board Committees;

•
An independent executive compensation consultant hired by and reporting to the Compensation Committee;

•
Majority voting in connection with elections of directors, generally;

•
Minimum stock ownership guidelines applicable to directors and executive officers;

•
Policy prohibiting hedging, pledging and derivative transactions involving our Company securities by executive officers, directors and key employees; and

•
No excise tax gross-ups for directors and executive officers.

2015 Proxy Statement iii

Proxy Summary Information

Proposals for Stockholder Action

Below is a summary of the proposals on which you are being asked to vote. Please review the more complete information regarding these proposals included in this Proxy Statement.

		For More Information	Board Recommendation

Proposal 1: Election of Directors		Pages 5-18	For
H. Paulett Eberhart Peter J. Fluor Douglas L. Foshee Rodolfo Landim Jack B. Moore Michael E. Patrick	Timothy J. Probert Jon Erik Reinhardsen R. Scott Rowe Brent J. Smolik Bruce W. Wilkinson

Proposal 2:		Page 30	For
Ratification of Appointment of Independent Registered Public Accountants for 2015

Proposal 3:		Page 34	For
Advisory Vote on our 2014 Executive Compensation

Recommendations of the Board of Directors Regarding the Proposals

Our Board unanimously recommends that you vote:

1.
" FOR" each of the director nominees named in the Proxy Statement;

2.
" FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for 2015; and

3.
" FOR" the proposal to approve, on an advisory basis, our 2014 executive compensation.

Stockholder Communications & Engagement with the Board of Directors or Lead Director

Any stockholder can communicate with our Board of Directors/Lead Director, or with our Lead Director individually by sending a letter addressed to either the Board of Directors or the Lead Director, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027 or by email to stockholderservices@c-a-m.com.

Governance Documents

Governance documents, such as the Corporate Governance Principles, the Board Committee Charters, the Lead Director Charter, the Code of Ethics for Directors, the Code of Ethics for Senior Financial Officers, and the Code of Conduct for Employees, can be found in the "Governance" and "Compliance" sections under "Investors" of our website: www.c-a-m.com. Please note that documents and information on our website are not incorporated into this Proxy Statement by reference. These documents are also available in print at no cost by writing to the Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027 or by email to the address above.

iv 2015 Proxy Statement

 Information about the Notice of Internet Availability of Proxy Materials

Pursuant to Securities and Exchange Commission ("SEC") rules and regulations, we have provided a notice regarding Internet access to our proxy materials, including our 2014 Annual Report, to stockholders of record who have not elected to receive our proxy materials by mail. The Notice Regarding the Availability of Proxy Materials contains instructions on how you can access our proxy materials over the Internet as well as on how to request a printed copy. If you received such a notice, you will not receive a printed copy of our proxy materials unless you request one.

If you wish to receive our proxy materials by mail in the future, you can so choose by following the instructions in the Notice. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholders who hold their shares in "street-name" (i.e., in the name of a bank, broker or other holder of record), will receive a Notice regarding the availability of proxy materials directly from their bank, broker or other holder of record.

Questions and Answers (page 61)

Please see the Questions and Answers section beginning on page 61 for important information about the proxy materials, voting, the annual meeting, Cameron documents, communications and the deadlines to submit stockholder proposals for the 2016 Annual Meeting of Stockholders. Additional questions may be directed to the Corporate Secretary at (713) 513-3300 or stockholderservices@c-a-m.com.

2015 Proxy Statement v

Proxy Statement for the Annual Meeting of Stockholders

May 8, 2015

This Proxy Statement, and the accompanying proxy/voting instruction card ("proxy card"), are being made available to stockholders of record of Cameron International Corporation ("Cameron") by Cameron's Board of Directors (the "Board" or "our Board") in connection with its solicitation of proxies to be used at Cameron's 2015 Annual Meeting of Stockholders scheduled to be held on May 8, 2015, or any postponements and adjournments thereof (the "Annual Meeting" or the "Meeting"). This Proxy Statement and any accompanying proxy card were first made available to stockholders beginning March 27, 2015.

PLEASE VOTE What are my voting choices for each of the proposals to be voted on at the 2015 Annual Meeting of Stockholders and what are the voting standards?
Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors

✓

vote in favor of all nominees;

✓

vote in favor of specific nominees;

✓

vote against all nominees;

✓

vote against specific nominees;

✓

abstain from voting with respect to all nominees; or

✓

abstain from voting with respect to specific nominees.

The Board recommends a vote FOR each of the Director nominees.

Majority of shares of common stock represented and entitled to vote at the meeting

Item 2: Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accountants	✓ vote in favor of the ratification; ✓ vote against the ratification; or ✓ abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of shares of common stock represented and entitled to vote at the meeting

Item 3: Advisory Vote on our 2014 Executive Compensation

✓

vote in favor of the advisory proposal;

✓

vote against the advisory proposal; or

✓

abstain from voting on the advisory proposal.

The Board recommends a vote FOR the advisory proposal to approve executive compensation.

Majority of shares of common stock represented and entitled to vote at the meeting

2015 Proxy Statement 1

In Person	Internet	Telephone	Mail	QR Code

Attend the Annual Meeting in Houston	www.envisionreports.com/CAM Vote 24/7	1-800-652-VOTE (8683)	Cast your ballot, sign your proxy card and send by pre-paid mail	Scan this QR code with your mobile device Vote 24/7

	Visit www.envisionreports.com/CAM. You will need the 15 digit number included in your proxy card, voter instruction form or notice.	Call 1-800-652-VOTE (8683) or the number on your voter instruction form. You will need the 15 digit number included in your proxy card, voter instruction form or notice.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	You will need the 15 digit number included in your proxy card, voter instruction form or notice.

For Additional Information

Please see "Questions and Answers about the Annual Meeting and Voting" on Page 61.

Important Date for 2016 Annual Meeting of Stockholders

Stockholder proposals and nominees for director(s) to be submitted for inclusion in our 2016 Proxy Statement pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, must be received by us at our corporate offices by 5:30 p.m. CST on November 27, 2015.

Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders to Be Held on May 8, 2015

Our 2015 Proxy Statement and 2014 Annual Report are available free of charge on our website. Go to www.c-a-m.com, click on "Investors" and click on "Annual Reports and Proxy Statements".

2 2015 Proxy Statement

Voting Securities and Principal Holders

Security Ownership of Certain Beneficial Owners

The following table lists the stockholders known by us to have been the beneficial owners of more than 5% of the common stock of Cameron (Common Stock") outstanding as of December 31, 2014, and entitled to be voted at the Meeting. This information is based on statements filed by the indicated stockholders with the Securities and Exchange Commission (the "SEC").

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Beneficial Ownership	Percent of Common Stock

The Vanguard Group
100 Vanguard Blvd Malvern, PA 19355	13,305,022	(1)	6.73%

BlackRock, Inc.
40 East 52nd Street New York, New York 10022	13,174,254	(2)	6.70%

State Street Corporation
One Lincoln Street Boston, Massachusetts 02111	10,243,890	(3)	5.2%

(1)
According to a Schedule 13G filed with the SEC by The Vanguard Group, Inc. ("Vanguard") on February 10, 2015, Vanguard had sole voting power over 352,380 shares of Common Stock, sole dispositive power over 12,968,461 shares of Common Stock, and shared dispositive power over 336,561 shares of Common Stock. According to that filing, Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 271,861 shares or 0.13% of the Common Stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 145,219 shares or 0.07% of Common Stock as a result of its serving as investment manager of Australian investment offerings.

(2)
According to a Schedule 13G filed with the SEC by BlackRock Inc. ("BlackRock") on February 9, 2015, BlackRock had sole voting power over 11,215,995 shares of Common Stock and sole dispositive power over 13,174,254 shares of Common Stock. According to the filing, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Stock, but no one person's interest is more than five percent of the total outstanding Common Stock.

(3)
According to a Schedule 13G filed with the SEC by State Street Corporation ("State Street") on February 11, 2015, State Street had shared voting power and shared dispositive power over 10,243,890 shares of Common Stock.
2015 Proxy Statement 3

VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Management

The following table sets forth, as of February 18, 2015, unless otherwise noted, the number of shares of Common Stock beneficially owned (as defined by the SEC) by each current director, director nominee, and each executive officer named in the Summary Compensation Table included herein who is not also a director, and by all directors and executive officers as a group.

Directors	Number of Shares of Common Stock Owned	Number of Shares That May Be Acquired By Options Exercisable Within 60 Days(1)	Total	Percent of Class

C. Baker Cunningham	81,738	0	81,738	*
H. Paulett Eberhart	5,809	0	5,809	*
Sheldon R. Erikson	1,045,221	0	1,045,221	*
Peter J. Fluor	77,672	0	77,672	*
Douglas L. Foshee	37,291	0	37,291	*
James T. Hackett	11,719	0	11,719	*
Rodolfo Landim	14,922	0	14,922	*
Jack B. Moore(2)	367,380	831,367	1,198,767	*
Michael E. Patrick	62,185	0	62,185	*
Timothy J. Probert(3)	0	0	0	*
Jon Erik Reinhardsen	31,987	0	31,987	*
R. Scott Rowe(2)	46,491	66,245	112,736	*
Brent J. Smolik(4)	0	0	0	*
Bruce W. Wilkinson	40,527	0	40,527	*
Executive Officers Named in the Summary Compensation Table Other Than Those Listed Above:
Charles M. Sledge(2)	134,707	272,719	407,426	*
Gary M. Halverson(2)	81,100	97,952	179,052	*
William C. Lemmer(2)	79,145	170,119	249,264	*
All directors and executive officers as a group (21 persons, including those named above)	2,157,428	1,462,761	3,620,189	1.9

*
Indicates ownership of less than one percent of Common Stock outstanding.

(1)
Consists of stock options that are currently exercisable or that will become exercisable on or before April 19, 2015.

(2)
Includes shares held in our Retirement Savings Plan as of December 31, 2014.

(3)
Mr. Probert was approved on March 20, 2015 by the Cameron Board as a director nominee at the 2015 Annual Meeting.

(4)
Mr. Smolik was elected a director effective February 25, 2015.
4 2015 Proxy Statement

Proposal 1 — Election of Directors

Our Certificate of Incorporation provides for the annual election of directors. All of the authorized number of directors will stand for election at the May 2015 Annual Meeting. The Certificate of Incorporation also provides for a Board of between five and fifteen members. The current number of authorized directors is 13, although the size of the Board will be reduced to 11 prior to the Annual Meeting, as a result of the retirements of Sheldon R. Erikson and C. Baker Cunningham and the change in role of James T. Hackett to Advisory Director.

The directors nominated for election for a one-year term at this Annual Meeting are: H. Paulett Eberhart, Peter J. Fluor, Douglas L. Foshee, Rodolfo Landim, Jack B. Moore, Michael E. Patrick, Timothy J. Probert, Jon Erik Reinhardsen, R. Scott Rowe, Brent J. Smolik and Bruce W. Wilkinson.

Our Bylaws provide that directors are elected by a majority of the votes cast in the election, except in the case where there are more director nominees than open board seats, in which case plurality voting would apply. Should an incumbent director nominee be required, but fail, to receive a majority of the votes cast in the election, under the terms of our director resignation policy that director must submit his or her resignation to our Nominating and Governance Committee within five days of the election. The Committee will have 45 days from the election to accept or reject the resignation. In making its decision, the Committee may consider all factors it deems relevant, including the stated reason(s) why the stockholders voted against or withheld votes from the director's election or re-election, whether the underlying reason for the failure to receive a majority vote is a Cameron matter which could be cured, the qualifications of the director, and whether the resignation would be in Cameron's best interests and the best interests of our stockholders. The full Board will then have an additional 30 days to consider the Committee's recommendation. The Board's decision and its reasons for that decision will be disclosed on a Current Report on Form 8-K filed with the SEC within four business days following the decision.

THE BOARD RECOMMENDS
that stockholders vote "FOR"
the election of each of the nominees.

2015 Proxy Statement 5

Selection Criteria and Qualifications of Director Candidates

Director Selection Process

The Nominating and Governance Committee is responsible for developing the Board's slate of candidates for director nominees for election by our stockholders, which the Committee then recommends to the Board for its consideration. The Committee customarily engages the services of a third-party search firm to assist in the identification or evaluation of director candidates.

The Nominating and Governance Committee determines the required selection criteria and qualifications for director nominees based on our needs at the time nominees are considered. The Committee determines these needs in relation to the composition of the Board evaluated as a whole. The Committee's primary objective is to assemble a group that can effectively work together using its diversity of experience and perspectives to see that our company is well managed and represents the interests of our company and our stockholders. The qualifications the Nominating and Governance Committee uses to judge and select director candidates, including diversity, are discussed under the caption "Director Selection Criteria," below.

Stockholders wishing to identify a candidate for director for future consideration may do so by sending the following information to the Nominating and Governance Committee, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027: (1) the name of the candidate and a brief biographical sketch and résumé; (2) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director, if elected; and (3) a signed statement as to the submitting stockholder's current status as a stockholder and the number of shares currently held.

The Nominating and Governance Committee assesses each candidate based upon the candidate's résumé and biographical information, willingness to serve, and other background information. This information is evaluated against the criteria set forth below and our specific needs at the time. Based upon this preliminary assessment, candidates may be invited to participate in a series of interviews. Following this process, the Nominating and Governance Committee determines which candidates to recommend to the Board for nomination for election by our stockholders at the next annual meeting. The Nominating and Governance Committee uses the same process for evaluating all candidates, regardless of how the candidates are brought to the attention of the Committee.

No candidates for director were submitted to the Nominating and Governance Committee by any stockholder in connection with the 2015 Annual Meeting. Any stockholder desiring to present a director candidate for consideration by the Committee for inclusion in our Proxy Statement as a nominee of our Board for our 2016 Annual Meeting is requested to do so prior to September 1, 2015, in order to provide adequate time to duly consider the candidate.

Director Selection Criteria

A director candidate, at a minimum, must possess the background and experience necessary to apply good business judgment and must be in a position to exercise his or her duties of loyalty and care properly. Candidates should be persons of high integrity who have exhibited proven leadership capabilities, experience with high levels of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business and finance, and the complexities of a global industry subject to a myriad of laws and regulations. Candidates should have large public company experience and preferably experience in the energy or oilfield services industry, including operational experience, and hold or have held an established executive level position in business, finance or education. In general, qualified candidates who are currently serving as executive officers of unrelated entities would be preferred. The Nominating and Governance Committee will consider these same criteria for nominees whether identified by the Committee, by stockholders or by some other source. When current Board members are considered for nomination for re-election, the Nominating and Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

6 2015 Proxy Statement

DIRECTOR NOMINEES

Cameron is a diverse, global enterprise that generates approximately half of its revenues from locations outside the U.S. We do business in over 300 locations, in more than 50 countries, with a workforce more than half of which is outside the U.S., spread over six continents. We translate our compliance materials into ten different languages. Although we believe that the primary criteria should be whether candidates have the qualifications, experience, skills and talents required to oversee the operations of a corporation as large and as complex as Cameron, we also believe that diversity is an important ingredient in a successful board mix. We believe diversity includes gender and race, but we also believe it includes geographical and cultural diversity. As a company that has expanded significantly outside the United States, it is important, and in the best interests of our Company, to think in global terms and define diversity accordingly. The Charter of our Nominating and Governance Committee provides that, when evaluating director candidates, consideration will be given to those otherwise qualified individuals who offer diversity of geographical and/or cultural background, race/ethnicity, and/or gender, and that any search firm retained to assist the Committee in identifying director candidates be instructed to seek out and include diverse candidates for consideration. Acting on the goal of having a diverse board:

•
In 2009, the Board elected Jon Erik Reinhardsen, president and CEO of Petroleum Geo-Services ASA, as a director. Mr. Reinhardsen, a Norwegian who resides in Oslo, Norway, has extensive experience in the global oilfield services industry, particularly in his home country, an important oil and gas producing region.

•
In 2011, the Board elected Rodolfo Landim, controlling partner and managing director of Mare Investimentos S.A., as a director. He provides extensive experience in the oil and gas industry, particularly within the oilfield services sector. Mr. Landim is a Brazilian residing in Rio de Janeiro and has held leadership and executive positions in several Brazilian entities, including Petroleo Brasileiro S.A., a wholly owned subsidiary of Petrobras, for over 30 years.

•
In 2013, the Board elected H. Paulett Eberhart, former President, Chief Executive Officer and director of CDI Corporation, as a director. With an extensive background in information technology, and engineering solutions and business services, Ms. Eberhart sits on the Board of Directors of Anadarko Petroleum Corporation and LPL Financial Holdings Inc.

Director Nominees

The Nominating and Governance Committee, having determined that each director nominee meets the criteria that have been established for Board membership has recommended, and the Board has nominated, the following nominees for election, in the case of Mr. Probert, and, in the case of the others, re-election as directors for one year terms expiring at the Annual Meeting of Stockholders in 2016, or when their successors are duly elected and qualified. If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the Board to fill the vacancy or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

The names of the nominees for director, their principal occupations during the past five years, other directorships held within the past five years, and certain other details are set out below.

2015 Proxy Statement 7

DIRECTOR NOMINEES

H. Paulett Eberhart

Former President, Chief Executive Officer and Director of CDI Corporation
Director Since: 2013

Current Directorships:

•

Anadarko Petroleum Corporation

•

LPL Financial Holdings Inc.

Former Directorships Held During the Past 5 Years:

•

Advanced Micro Devices, Inc.

•

CDI Corporation

•

Fluor Corporation

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Former CEO

✓

Other Director Experience

✓

Corporate Governance Experience

Committee Assignments:

•

Audit

H. Paulett Eberhart, 61, is the former President, Chief Executive Officer and director of CDI Corporation. Ms. Eberhart joined CDI Corporation in 2011 from HMS Ventures, a privately held real estate and consulting services firm where she served as Chairman and Chief Executive Officer from 2009 to January 2011. She served as President and CEO of Invensys Process Systems, Inc., a process automation company, from January 2007 to January 2009.

Ms. Eberhart served as President, Americas, Senior Vice President, and President of Solutions Consulting at Electronic Data Systems Corporation (EDS, now part of Hewlett-Packard Company), an information technology and business process outsourcing company, where she held multiple senior-level financial and operational roles, including four presidencies during her 26 years at EDS.

Ms. Eberhart is a director of Anadarko Petroleum Corporation, an exploration and production company, and LPL Financial Holdings Inc., a financial advisory and research firm, and a former director of CDI Corporation, Advanced Micro Devices, Inc., a designer and integrator of technologies powering intelligent devices, and Fluor Corporation, an engineering, procurement, construction, maintenance and project management company.

Ms. Eberhart has a Bachelor of Science degree in Business Administration, Accounting from Bowling Green State University in Ohio and is a Certified Public Accountant.

8 2015 Proxy Statement

DIRECTOR NOMINEES

Peter J. Fluor

Chairman of the Board and Chief Executive Officer of Texas Crude Energy, LLC
Director Since: 2005

Current Directorships:

•

Anadarko Petroleum Corporation

•

Fluor Corporation

•

Texas Crude Energy, Inc.

Former Directorships Held During the Past 5 Years:

•

None

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Current CEO

✓

Advanced Degree

✓

Other Director Experience

✓

Corporate Governance Experience

Committee Assignment:

•

Compensation Committee, Chairman

Peter J. Fluor, age 67, is the Chairman of the Board and Chief Executive Officer of Texas Crude Energy, LLC, a private, independent oil and gas exploration company, where he has been employed since 1972 in positions of increasing responsibilities, including President and Chief Financial Officer. He offers the perspective of an experienced leader and executive in the energy industry. He is a director of Fluor Corporation, a provider of engineering, procurement, construction, maintenance and project management, for which he served as Interim Chairman from January 1998 through July 1998, and is currently its Lead Independent Director. He is also a director of Anadarko Petroleum Corporation and a former director of Devon Energy Corporation, both exploration and production companies. He is a member of the All-American Wildcatters Association, and an Emeritus member of the Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University. He also serves in positions of leadership in various charitable and non-profit organizations.

He has a Bachelor of Science degree in Business and an M.B.A. from the University of Southern California.

2015 Proxy Statement 9

DIRECTOR NOMINEES

Douglas L. Foshee

Former Chairman, President and Chief Executive Officer of El Paso Corporation
Director Since: 2008

Current Directorships:

•

None

Former Directorships Held During the Past 5 Years:

•

El Paso Corporation

•

El Paso Pipeline GP Company, L.L.C.

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Former CEO

✓

Advanced Degree

✓

Other Director Experience

✓

Corporate Governance Experience

Committee Assignment:

•

Audit

•

Nominating and Governance

Mr. Foshee, age 55, currently is owner of Sallyport Investments, LLC, a private investment firm. He was the Chairman and Chief Executive Officer of El Paso Corporation, formerly a natural gas and pipeline company, and a director of El Paso Pipeline GP Company, L.L.C., the general partner of El Paso's publicly traded master limited partnership, El Paso Pipeline Partners, L.P., until May 2012 when El Paso was acquired by Kinder Morgan, Inc. Mr. Foshee provides significant experience in the oil and gas industry and a significant depth of financial and corporate governance knowledge. He has held leadership and executive positions in the oilfield services sector, in which Cameron competes, and in finance.

Mr. Foshee served as Executive Vice President and Chief Operating Officer and Executive Vice President and Chief Financial Officer of Halliburton Company. Prior to Halliburton, he was President, CEO and Chairman of Nuevo Energy Company, a publicly traded exploration and production company, and CEO and Chief Operating Officer of Torch Energy Advisors Inc., a privately held energy company. He held various positions in finance and new business ventures with ARCO International Oil and Gas Company and spent several years in energy banking. He served as a Trustee of AIG Credit Facility Trust, overseeing the U.S. government's equity interest in American International Group for the benefit of the U.S. Treasury, and was Chairman of the Federal Reserve Bank of Dallas, Houston Branch.

He is on the Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University, Rice University's board of trustees and KIPP Houston's board of trustees. He also serves in positions of leadership in various charitable and non-profit organizations, including the Texas Business Hall of Fame Foundation, Central Houston, Inc. and the Houston Endowment.

Mr. Foshee has an M.B.A. from the Jesse H. Jones School at Rice University, a Bachelor of Business Administration degree from Texas State University and is a graduate of the Southwestern Graduate School of Banking at Southern Methodist University.

10 2015 Proxy Statement

DIRECTOR NOMINEES

Rodolfo Landim

Controlling Partner and Managing Director of Mare Investimentos S.A. and Partner and Chief Executive Officer, Ouro Preto Oleo e Gas
Director Since: 2011

Current Directorships:

•

Mare Investimentos S.A.

•

Ouro Preto Oleo e Gas

Former Directorships Held During the Past 5 Years:

•

Smith International, Inc.

•

Wellstream Holding PLC

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Current CEO

✓

Other Director Experience

✓

Corporate Governance Experience

✓

Engineering & Manufacturing Background

Committee Assignment:

•

Audit

Rodolfo Landim, age 57, is the Controlling Partner and Managing Director of Mare Investimentos S.A., a private equity and venture capital firm that seeks to invest in supply chain goods and services for the oil and gas sector in Brazil, and Partner and Chief Executive Officer of Ouro Preto Oleo e Gas, a Brazilian oil and gas company integrating business strategy and technical expertise to Brazil's exploration sector. He was elected to the Board in October 2011. He provides extensive experience in the oil and gas industry, particularly within the oilfield service sector. He has held leadership and executive positions in several Brazilian entities for over 30 years.

He has served as President and Chief Executive Officer of OSX Brasil, an oil service company; Chief Executive Officer of OGX Petróleo e Gás Participaçöes S.A., the second largest Brazilian oil and gas company; Executive President of MMX Mineração & Metálicos S.A., a company operating in the mining, metal and logistics sectors. He also has served in various leadership positions with Petroleo Brasileiro S.A., a wholly owned subsidiary of Petrobras. He is a former director of Smith International, Inc. and Wellstream Holding PLC in the United Kingdom and several public and private companies in Brazil.

He has a Bachelor of Science degree in Civil Engineering from Universidade Federal Do Rio De Janeiro, Petroleum Engineering Coursework from the University of Alberta, Edmonton, Alberta, Canada, and completed the Program for Management Development (PMD) at the Harvard Business School.

2015 Proxy Statement 11

DIRECTOR NOMINEES

Jack B. Moore

Chairman and Chief Executive Officer of Cameron Director Since: 2007 Current Directorships: • KBR, Inc. Former Directorships Held During the Past 5 Years: • None

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Current CEO

✓

Other Director Experience

✓

Corporate Governance Experience

✓

Manufacturing Background

Committee Assignment:

•

None

Jack B. Moore, age 61, is our current Chairman and CEO. He has a wealth of experience with Cameron and in the oilfield services sector in general. He has had positions of increasing responsibility throughout his career evidencing his leadership capabilities and his understanding of the business and financial complexities of a global manufacturing company. He served as Cameron's President until October 2014. He was named President and Chief Executive Officer in April 2008 and became Cameron's Chairman of the Board in May 2011. Prior to becoming our President and CEO, he was Cameron's Chief Operating Officer, the President of Cameron's Drilling & Production Systems group after starting as Vice President and General Manager of that group's Western Hemisphere operations.

Before joining Cameron, he held various management positions, including Vice President, Eastern and Western Hemisphere Operations, of Baker Hughes Incorporated, where he was employed for 23 years. He currently serves on the Board of KBR, Inc., a technology-driven engineering, procurement and construction (EPC) company and defense services provider. He served on the board of Maverick Tube Corporation, a manufacturer of metal tubular goods for oil drilling, from 2005 until it was sold to Tenaris, S.A. in 2006. He serves on the board of the Petroleum Equipment Suppliers Association, where he served as Chairman of the Board, the National Ocean Industries Association, and the American Petroleum Institute. He also serves in positions of leadership in charitable and non-profit organizations, including Spindletop Charities, CanCare, Inc. and The University of Houston C.T. Bauer College of Business Dean's Executive Board.

Mr. Moore has a Bachelor of Business Administration degree from the University of Houston and attended the Advanced Management Program at the Harvard Business School.

12 2015 Proxy Statement

DIRECTOR NOMINEES

Michael E. Patrick

Former Vice President and Chief Investment Officer of Meadows Foundation, Inc.
Director Since: 1996

Current Directorships:

•

Apptricity Corporation

•

VestU, LLC

Former Directorships Held During the Past 5 Years:

•

BJ Services Company

Skills and Qualifications:

✓

Financial Oversight

✓

Energy/Oilfield Services Experience

✓

Advanced Degree

✓

Other Director Experience

✓

Corporate Governance Experience

Committee Assignments:

•

Audit, Chairman

•

Compensation

Michael E. Patrick, age 71, brings to the Board and Cameron a depth of knowledge of the financial markets and matters of finance in general, as well as 20 years of experience as a director of oil and gas service companies. Until his retirement in 2010, he served as the Vice President and Chief Investment Officer of Meadows Foundation, Inc., a philanthropic association.

He is a director of Apptricity Corporation which provides enterprise applications and services used to automate financial management, advanced logistics, supply chain, and workforce management. He is the founder and a principal of VestU, LLC, a web-based provider of investment education. He was a director of BJ Services Company, an oilfield services company acquired by Baker Hughes International in 2010, and The Western Company of North America, an oilfield services company acquired by and merged into BJ Services Company.

He has a Bachelor of Arts degree from Harvard University and an M.B.A. from the Harvard Business School.

2015 Proxy Statement 13

DIRECTOR NOMINEES

Timothy J. Probert

Former President of Strategy and Corporate Development of Halliburton Company Current Directorships: • True Oil LLC Former Directorships Held During the Past 5 Years: • El Paso Corporation

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Former CEO

✓

Other Director Experience

✓

Corporate Governance Experience

Mr. Probert, age 63, is a Senior Advisor to First Reserve, a global private equity investment firm exclusively focused on energy. During 2014, Mr. Probert served as Strategic Advisor to the Chief Executive Officer of Halliburton and was a member of Halliburton's Executive Committee. Prior to that he served as its President of Strategy & Corporate Development from 2011 to 2014 during which time he also directed Halliburton's global technology portfolio. Prior to that, he was President of Halliburton's Global Business Lines, responsible for overseeing both Halliburton operating divisions from 2010 to 2011. Earlier in his career with Halliburton, he was President of Drilling & Evaluation Division. Prior to joining Halliburton, he was President and CEO of Ion Geophysical Corporation (formerly Input/Output), a provider of technology-driven solutions to the oil and gas industry, and before that spent 27 years with various operating units of Baker Hughes Incorporated, including as President of Baker Hughes Inteq.

Mr. Probert is a director of True Oil LLC, a privately owned company with interests in the oil and gas, transportation and agriculture industries and a former director of El Paso Corporation, formerly a natural gas and pipeline company.

Mr. Probert holds a Bachelor of Science degree in geology and geography from the University of London.

14 2015 Proxy Statement

DIRECTOR NOMINEES

Jon Erik Reinhardsen

President and Chief Executive Officer of Petroleum Geo-Services ASA
Director Since: 2009

Current Directorships:

•

AWilhelmsen Management AS

•

Telenor ASA

Former Directorships Held During the Past 5 Years:

•

Höegh LNG Holdings Ltd.

•

Höegh Autoliners Holding AS

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Current CEO

✓

Advanced Degree

✓

Other Director Experience

✓

Corporate Governance Experience

Committee Assignment

•

Nominating and Governance

Jon Erik Reinhardsen, age 58, brings to the Board a unique geographical and cultural perspective and he provides executive-level knowledge of the oil and gas industry, the oilfield service sector, and experience with other global industries. He is President and Chief Executive Officer of Petroleum Geo-Services ASA (PGS), a company headquartered in Oslo, Norway, that provides a broad range of products to help oil companies find oil and gas reserves offshore worldwide, including seismic and electromagnetic services, data acquisition, processing, reservoir analysis/interpretation and multi-client library data. He has been a Vice President of Alcoa Inc. and President of its Primary Products Global Growth, Energy and Bauxite businesses. He has also held various senior-level positions, including Group Executive Vice President, with Aker Kvaerner ASA, a provider of engineering and construction services, technology products and integrated solutions.

Mr. Reinhardsen's expertise with large-scale offshore projects while with PGS and Aker Kvaerner, similar in scope and complexity to Cameron's, is extremely helpful in Cameron's evaluation and execution of its subsea systems projects. He serves on the boards of AWilhelmsen Management AS, a privately owned investment company located in Oslo, Norway with holdings in shipping, retail, real estate, cruise vacations, and financial investments and Telenor ASA, a Norwegian multinational telecommunications company headquartered in Fornebu, Norway and publicly listed on the Oslo Stock Exchange. He is a former director of Höegh LNG Holdings Ltd. and Höegh Autoliners Holding AS.

He has a Master of Science degree in Applied Mathematics/Geophysics from the University of Bergen, Norway and attended the International Executive Program at the International Institute for Management Development in Lausanne, Switzerland.

2015 Proxy Statement 15

DIRECTOR NOMINEES

R. Scott Rowe

President and Chief Operating Officer of Cameron Director Since: 2015 Current Directorships: • None Former Directorships Held During the Past 5 Years: • None

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Advanced Degree

Committee Assignment

•

None

R. Scott Rowe, age 44, was named President and Chief Operating Officer on October 1, 2014, with responsibility for Cameron's global operations: Subsea, Surface, Drilling, Valves and Measurement and Operational Excellence. Mr. Rowe joined Cameron in 2002 as Corporate Development Manager and has most recently served as a Vice President for Cameron and Chief Executive Officer for OneSubsea. Mr. Rowe has held other significant positions in both Drilling and Production Systems and Valves and Measurement, including President of the Subsea Systems division, President of the Engineered and Process Valves division, and Vice President and General Manager of the Distributed Valves division. Before joining Cameron, Mr. Rowe served in the U.S. Army and worked for Varco as a Project Manager.

Mr. Rowe holds a B.S. degree in Engineering Management from the United States Military Academy (West Point) and an M.B.A. from the Harvard Business School.

16 2015 Proxy Statement

DIRECTOR NOMINEES

Brent J. Smolik

Chairman of the Board, President and Chief Executive Officer of EP Energy Corporation
Director Since: 2015

Current Directorships:

•

EP Energy Corporation

Former Directorships Held During the Past 5 Years:

•

None

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Current CEO

✓

Other Director Experience

✓

Corporate Governance Experience

Mr. Smolik, age 54, has been President, Chief Executive Officer and Chairman of the Board of Directors of EP Energy Corporation since August 2013. EP Energy is a North American oil and natural gas exploration and development company. He previously served as Chairman of the Board of Managers of EPE Acquisition from May 2012 to August 2013. He was previously Executive Vice President and a member of the Executive Committee of El Paso Corporation since November 2006. Mr. Smolik was President of ConocoPhillips Canada from April 2006 to October 2006. Prior to the Burlington Resources merger with ConocoPhillips, he was President of Burlington Resources Canada from September 2004 to March 2006. From 1990 to 2004, Mr. Smolik worked in various engineering and asset management capacities for Burlington Resources Inc., including the Chief Engineering role from 2000 to 2004. He was a member of Burlington's Executive Committee from 2001 to 2006. Mr. Smolik also serves on the boards of the American Exploration and Production Council and Producers for American Crude Oil Exports.

Mr. Smolik received his Bachelor of Science in Petroleum Engineering from Texas A&M University.

2015 Proxy Statement 17

DIRECTOR NOMINEES

Bruce W. Wilkinson

Former Chairman, President and Chief Executive Officer of McDermott International, Inc.

Lead Director
Director Since: 2002

Current Directorships:

•

PNM Resources, Inc.

Former Directorships Held During the Past 5 Years:

•

None

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Former CEO

✓

Advanced Degree

✓

Other Director Experience

✓

Corporate Governance Experience

Committee Assignments:

•

Nominating and Governance, Chairman

•

Compensation

Bruce W. Wilkinson, age 70, provides extensive experience to the Board as a result of having served as Chairman, President and Chief Executive Officer of McDermott International, Inc., a leading global engineering and construction company from 2000 to 2008. In addition to his knowledge of the oilfield services sector and governance matters affecting public corporations, Mr. Wilkinson's familiarity with the large-scale, complex projects undertaken by McDermott is valuable to Cameron's evaluation and execution of its subsea systems projects, which carry similar challenges of scope and complexity.

He has served as Chairman and CEO of Chemical Logistics Corporation, a company formed to consolidate chemical distribution companies; President and CEO of Tyler Corporation, a diversified manufacturing and service company; Interim President and CEO of Proler International, Inc., a ferrous metals recycling company; and Chairman and CEO of CRSS, Inc., a global engineering and construction services company. He has also been a Principal of Pinnacle Equity Partners, L.L.C., a private equity group.

He serves on the Board of Directors of PNM Resources Inc., a holding company of utilities based in New Mexico. He also serves in positions of leadership in charitable and non-profit organizations.

Mr. Wilkinson has Bachelor of Arts and J.D. degrees from the University of Oklahoma and an LLM from the University of London.

18 2015 Proxy Statement

 Advisory Director

Article III, Section 11 of our Bylaws provides for the appointment of an Advisory Director who is invited to attend meetings for the purpose "of advising and counseling the members of the Board, but who shall not serve on any committee nor shall have the ability to vote on any action." We made use of this provision from 1996 to 2000, when one of our then-current directors was appointed Advisory Director. That Advisory Director was subsequently reelected as a regular director by our stockholders at our 2000 Annual Meeting.

Mr. Hackett is currently pursuing a theology degree at Harvard Divinity School. In order to complete his degree program, he anticipates becoming a full-time resident student for the 2015-2016 academic year. As a result, he has concluded he would not be able to commit the full time and attention required of a regular director during that period. Because (1) this is a temporary situation, and he would like to return to regular Board service after he completes his degree program, (2) the Board values his experience and contributions and believes it to be in Cameron's best interests to continue Mr. Hackett's involvement in Cameron's governance and the affairs of the Board, and (3) the Board currently intends to nominate him as a regular director nominee at our 2016 Annual Meeting of Stockholders, the Board approved the appointment of Mr. Hackett as an Advisory Director, pursuant to the Bylaw provision described above, for a term of one year commencing at the expiration of his current term as director at this year's Annual Meeting.

As an Advisory Director, Mr. Hackett will continue to receive Board materials, will be invited to attend all Board meetings, and attend when possible, and will be asked to provide his perspective and opinions and be a resource to the Board. In accordance with the Bylaw provision and the approval of the Board, during his term as an Advisory Director, Mr. Hackett will be paid an annual Board retainer of $50,000.

2015 Proxy Statement 19

ADVISORY DIRECTOR

James T. Hackett

Former Chairman, President and Chief Executive Officer, Anadarko Petroleum Corporation
Director Since: 2012

Current Directorships:

•

Fluor Corporation (until May 2015)

•

Enterprise Products Holdings, LLC

•

Enterprise Products Partners, LP

•

Riverstone Energy Ltd.

Former Directorships Held During the Past 5 Years:

•

Anadarko Petroleum Corporation

•

Halliburton Company

•

Bunge, Ltd.

Skills and Qualifications:

✓

Executive Leadership and Financial Oversight

✓

Energy/Oilfield Services Experience

✓

International Operations

✓

Former CEO

✓

Advanced Degree and Former Professor of Finance

✓

Other Director Experience

✓

Corporate Governance Experience

Committee Assignments (until appointed as Advisory Director):

•

Audit

•

Compensation

James T. Hackett, age 61, is a partner with Riverstone Holdings LLC, a private energy investment firm. He served as Executive Chairman of the Board of Anadarko Petroleum Corporation, one of the world's largest independent oil and natural gas exploration and production companies. Mr. Hackett was named Executive Chairman of Anadarko in May 2012 for a term of one year after serving as Chief Executive Officer since 2003 and Chairman of the Board since January 2006. He also served as Anadarko's President from December 2003 to February 2010. He brings to the Board and to Cameron considerable experience as a Chief Executive Officer in the oil and gas industry, as well as large company and international business leadership and financial expertise. His energy experience includes positions in engineering, finance and marketing with NGC Corp., Burlington Resources Inc. and Amoco Oil Co.

Before joining Anadarko, Mr. Hackett served as President and Chief Operating Officer of Devon Energy Corporation following its merger with Ocean Energy, Inc. where he served as Chairman, President and Chief Executive Officer. Ocean Energy was a party to a merger in 1999 with Seagull Energy Corporation, where he was Chairman, Chief Executive Officer and President. He joined Seagull from Duke Energy Corporation, where he led its Energy Services Division as President. Prior to that, he was Executive Vice President of PanEnergy Corp. when the company merged with Duke Power Co. to create Duke Energy Corporation.

Mr. Hackett is a director of Fluor Corporation and Enterprise Products Partners, LP, both Fortune 500 companies. He also serves on the Board of a closed investment fund traded on the London Stock Exchange called Riverstone Energy Ltd. He is a former director of Halliburton Company and the former Chairman of the Board of the Federal Reserve Bank of Dallas. He is a member of the Society of Petroleum Engineers and serves as Chairman of the Baylor College of Medicine Board of Trustees. He is also a former adjunct Professor of Finance at Rice University.

Mr. Hackett has a Bachelor of Science degree from the University of Illinois and an M.B.A. from the Harvard Business School.

20 2015 Proxy Statement

Composite Business Experience of Directors

The following table notes the breadth and variety of business experience that each of our directors brings to our company.

Name	Executive Leadership	Financial Oversight Responsibilities	Energy/ Oilfield Services	International Operations	Current or Former CEO	Advanced Degree	Other Director Experience	Corporate Governance Experience

C. Baker Cunningham	✓	✓	✓	✓	✓	✓	✓	✓

Sheldon R. Erikson	✓	✓	✓	✓	✓	✓	✓	✓

H. Paulett Eberhart	✓	✓	✓	✓	✓		✓	✓

Peter J. Fluor	✓	✓	✓	✓	✓	✓	✓	✓

Douglas L. Foshee	✓	✓	✓	✓	✓	✓	✓	✓

James T. Hackett	✓	✓	✓	✓	✓	✓	✓	✓

Rodolfo Landim	✓	✓	✓	✓	✓		✓	✓

Jack B. Moore	✓	✓	✓	✓	✓		✓	✓

Michael E. Patrick	✓	✓	✓			✓	✓	✓

Timothy J. Probert	✓	✓	✓	✓	✓		✓	✓

Jon Erik Reinhardsen	✓	✓	✓	✓	✓	✓	✓	✓

R. Scott Rowe	✓	✓	✓	✓		✓

Brent J. Smolik	✓	✓	✓	✓	✓		✓	✓

Bruce W. Wilkinson	✓	✓	✓	✓	✓	✓	✓	✓

2015 Proxy Statement 21

Corporate Governance

Overview

Corporate governance is typically defined as the system that allocates authority, duties and responsibilities among a corporation's stockholders, board of directors and management. The stockholders elect the directors and vote on various routine and extraordinary matters. The board of directors acts as a corporation's governing body and is responsible for oversight of the corporation's business and affairs and for hiring, overseeing, evaluating and compensating executive officers, particularly the chief executive officer ("CEO"). Management is responsible for managing a corporation's day-to-day operations.

The business and affairs of our company are governed in accordance with the provisions of the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws. Additionally, our Board has adopted written policies to further guide and regulate various actions.

Corporate Governance Principles

Our Corporate Governance Principles set out various rules and guidelines for self-governance and address such matters as the functions and duties of directors and the Board, the desired composition of our Board, various procedures and other matters, such as stock ownership guidelines.

Code of Ethics for Directors

Our Code of Ethics for Directors is designed to promote honest and ethical conduct and compliance with applicable laws, rules, regulations and standards. Our Board recognizes that no code of ethics can replace the thoughtful behavior of an ethical director, but such a code can focus attention on areas of ethical risk, provide guidance to help recognize and deal with ethical issues, and help to foster a culture of honesty and accountability. Our Board members certify their commitment to and compliance with the Code on an annual basis.

Code of Conduct

Our Code of Conduct applies to all of our employees and contractors and is designed to promote honest and ethical conduct and to articulate and provide guidance on our commitment to several key matters such as safety and health, protecting the environment, fair dealing, proper stewardship of our products, use of company resources, and accurate communication about our finances and products. It also addresses the many legal and ethical facets of integrity in business dealings with customers, suppliers, investors, the public, governments and the communities in which we live and where we do business. Our Code of Conduct has been translated into more than ten languages and is distributed to our employees world-wide, who certify their commitment to and compliance with the Code on an annual basis.

Code of Ethics for Senior Financial Officers

Our Code of Ethics for Management Personnel, including Senior Financial Officers, is designed to promote honest and ethical conduct, proper disclosure of financial information, and compliance with applicable laws, rules and regulations by our officers and financial management. Our senior financial officers verify their commitment to and compliance with the Code on an annual basis.

Board's Role in Risk Oversight

Our Board has and exercises ultimate oversight responsibility with respect to enterprise risk assessment and to the management of the strategic, operational, financial and legal risks facing our company and its operations and financial condition. The Board is involved in setting our business and financial strategies and establishing what constitutes the appropriate level of risk for us and our business segments. Various committees of the Board provide assistance to the Board in its oversight of, among other things, risk assessment and risk management.

•
Our Audit Committee assists the Board in its oversight of our policies relating to risk assessment and risk management generally, with particular focus on our management of major financial risk exposures. The Audit Committee monitors the process by which risk assessment and management is developed and implemented by management and reported to the full Board.
22 2015 Proxy Statement

CORPORATE GOVERNANCE

•
Our Compensation Committee assists the Board in assessing the nature and degree of risk that may be created by our compensation policies and practices to ensure both their appropriateness in terms of the level of risk-taking, and consistency with our business strategies. In conjunction with its assessment, the Committee, with the assistance of Frederick W. Cook & Co. Inc. ("FWC"), its independent compensation consultant, reviews our compensation policies and practices. That review encompasses each of our incentive plans, eligible participants, performance measurements, parties responsible for certifying performance achievement, and sums that could be earned. The Compensation Committee determined at its February 2015 meeting that our compensation policies and practices do not encourage or create an inappropriate level of risk-taking.

•
Our Nominating and Governance Committee provides assistance in the oversight of, among other things, compliance risks, particularly through the oversight of the development of our compliance programs, policies and procedures, as well as through the periodic review of their effectiveness.

Oversight of Risk Management

•

The Board oversees enterprise, strategic and operational risk management.

•

The Audit Committee assists the Board in its oversight of major financial risk exposures.

•

The Compensation Committee assists the Board with risks associated with compensation policies and practices.

•

The Nominating and Governance Committee provides assistance to the Board in the oversight of compliance risks.

Stock Ownership Guidelines

Since 1996, we have had stock ownership guidelines for our directors, and stock ownership requirements for our officers and other key executives. The Board adopted these guidelines and requirements in order to align the economic interests of our directors, officers and other key executives with those of our stockholders, generally, and to further focus attention on enhancing stockholder value. Under these guidelines, outside directors are expected to own shares of Common Stock within one year, and own shares of Common Stock with a value of at least $300,000 within three years of their election to the Board. Officers and other key executives are required to own Common Stock having a value between two and six times their base salaries, as is more fully described under the caption "Executive Compensation — Compensation Discussion and Analysis — Stock Ownership Requirements" on page 49 of this Proxy Statement. Valuation for these purposes is calculated using current fair market value or cost, whichever is greater. Deferred stock units ("DSUs") owned by directors and restricted stock units ("RSUs") owned by officers and other key executives are included in the stock ownership calculation. All our directors and officers are in compliance with our stock ownership guidelines.

Hedging, Pledging and Derivative Policy

We have a written "Policy on Trades, Derivatives or Hedging Transactions, and Pledges by Directors, Officers and Key Employees" that, among other things, prohibits derivative or hedging transactions involving Common Stock, or the use of Common Stock as security, as collateral in a margin account, or as a pledge or other hypothecation.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is composed entirely of independent directors. None of the members of the Committee during 2014 or as of the date of this Proxy Statement is or has been an officer or employee of Cameron and no executive officer of Cameron has served on the compensation committee or board of any company that employed any member of our Compensation Committee or the Board.

Policy on Related-Person Transactions

Our Board has adopted a written policy and procedures for the review of any transaction, arrangement or relationship in which Cameron is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members) (each, a "related person") has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship (a "related-person transaction"), the related person must report the proposed transaction and the Board's Nominating and Governance Committee (for purposes of this Section, the "Committee") will review, and if appropriate, approve the proposed related-person transaction. Any related-person transaction that is ongoing in nature will be reviewed annually.

2015 Proxy Statement 23

CORPORATE GOVERNANCE

A related-person transaction will be considered approved or ratified if it is authorized by the Committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the Committee will review and consider: the approximate dollar value of the amount involved; the related person's involvement in the negotiation of the terms and conditions, including the price of the transaction; the related person's interest in the related-person transaction; whether the transaction was undertaken in the ordinary course of our business; whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; the purpose of, and the potential benefits to us of, the transaction; and any other information regarding the transaction or the related person in the context of the proposed transaction that the Committee determines to be relevant to its decision to either approve or disapprove the transaction.

The Committee will approve or ratify the transaction only if the Committee determines that, under all of the circumstances, the transaction is not inconsistent with Cameron's best interests.

The Committee may impose any conditions on the related-person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC's related-person transaction disclosure requirements, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related-person transactions for purposes of this policy:

•
interests arising solely from the related person's position as an executive officer of another entity that is a participant in the transaction, where: (1) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (2) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (3) the amount involved in the transaction equals less than the greater of $1 million or 2% of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (4) the amount involved in the transaction equals less than 2% of our company's annual consolidated gross revenues; and

•
a transaction that is specifically contemplated by provisions of our Certificate of Incorporation or Bylaws, such as a contract of indemnity.

Related-Person Transactions

During 2014, Mr. Erikson made personal use of Cameron-leased aircraft and reimbursed us for the aggregate incremental operating costs. Mr. Erikson's reimbursements for flights taken in 2014 were $147,172. The use and reimbursement were consistent with our policy regarding use of Cameron-leased aircraft for personal travel by directors and senior vice presidents and above, and Mr. Erikson's use was approved and ratified by the Nominating and Governance Committee in accordance with the requirements of our Policy on Related-Person Transactions.

24 2015 Proxy Statement

The Board of Directors and its Committees

Board Responsibilities

The primary responsibility of the Board is to exercise governance over the affairs of our company and to establish delegations of authority to our management. It is also the Board's responsibility to provide oversight, counseling and direction to our management from the perspective of the long-term interests of our company and our stockholders. The Board's and its Committees' responsibilities include:

•
reviewing and approving our major financial objectives and strategic and operating plans and actions;

•
overseeing enterprise risk assessment and management;

•
overseeing the conduct of our business to evaluate whether it is being properly managed;

•
selecting and regularly evaluating the performance of our CEO;

•
planning for succession with respect to the position of CEO and monitoring management's succession planning for other senior executives;

•
setting the compensation of our executive officers;

•
overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures; and

•
overseeing our compliance with laws and ethical standards, as well as our compliance programs and policies.

The Board has instructed the CEO, working with our other executive officers, to manage our business in a manner consistent with all applicable laws and regulations, our standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The CEO and other members of management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by our company.

Our directors monitor our business and affairs through Board and Board Committee meetings, background and informational materials, presentations provided to them on a regular basis, and meetings with various of our officers and employees.

Board Committees

Each of our Board Committees is composed entirely of independent directors. Current Membership of the Committees is as follows:

Committees	Independent Directors	Chair

Audit	Michael E. Patrick
H. Paulett Eberhart Douglas L. Foshee James T. Hackett* Rodolfo Landim

Compensation	Peter J. Fluor
C. Baker Cunningham* James T. Hackett* Michael E. Patrick Bruce W. Wilkinson

Nominating and Governance	Bruce W. Wilkinson
C. Baker Cunningham* Douglas L. Foshee Jon Erik Reinhardsen

*
Until the 2015 Annual Meeting.
2015 Proxy Statement 25

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors currently has, and appoints the members of, three permanent Committees of the Board: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee. Each of these Committees operates pursuant to a written charter which can be found in the "Governance" section of our website at www.c-a-m.com. As stated above, documents and information on our website are not incorporated into this Proxy Statement by reference. These documents are also available in print from our Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas, 77027.

The Audit Committee assists the Board in its oversight of the following matters:

•
Integrity of our accounting and financial reporting processes and audits of our financial statements, which is more fully described under the caption "Report of the Audit Committee," found on page 31 of this Proxy Statement;

•
Our policies and processes with respect to risk assessment and risk management, and particularly our management of major financial risk exposures;

•
Our compliance with applicable legal and regulatory requirements;

•
Qualifications and independence of our independent registered public accounting firm, or the outside auditors; and

•
Performance of our internal audit function and outside auditors.

For a full description of the Audit Committee's role and particularly its duties and powers, please see the Audit Committee's Charter available on our website. The Report of the Audit Committee addressing the Audit Committee's role with respect to our financial reporting process begins on page 31 of this Proxy Statement.

The Compensation Committee is responsible for the compensation plans and decisions for all our executive officers. Prior to making its compensation decisions regarding the CEO, the Compensation Committee is provided the performance review of the CEO conducted annually by the Nominating and Governance Committee and confers with other independent directors in Executive Session. The Compensation Committee also reviews and approves the compensation of the other executive officers, and, in addition, oversees compensation programs for non-executive officers and employees and supervises and administers our compensation and benefits policies and plans. The Compensation Committee assists the Board in making decisions regarding compensation arrangements and benefit programs for our non-employee director compensation program by considering and making recommendations to the Board. The Compensation Committee is assisted in these matters by an independent compensation consultant, hired by and serving at the pleasure of the Committee.

A description of the Committee's role in determining executive compensation, including the CEO's compensation, and its use of an independent compensation consultant, is contained in "Executive Compensation — Compensation Discussion and Analysis," which begins on page 36 of this Proxy Statement. A description of the Committee's role in determining non-employee director compensation is contained under the caption "Director Compensation," which begins on page 28 of this Proxy Statement.

The Compensation Committee also oversees executive development and succession planning, though sharing the responsibility for succession planning for the CEO with the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, overseeing the development and periodic review of our policies and practices relating to corporate governance, including our Corporate Governance Principles, and for monitoring compliance with corporate governance rules and regulations, including our Code of Ethics for Directors and our Policy on Related-Person Transactions, and serves as our nominating committee. The Nominating and Governance Committee annually reviews the performance of the CEO, and assists the Board with succession planning for the CEO position. The Nominating and Governance Committee is responsible for reviewing and recommending to the Board director nominees, recommending committee assignments and leading the conduct of annual evaluations of the Board and its Committees and individual directors. The process for reviewing and recommending director nominees is described under the caption "Director Selection Process" on page 6 of this Proxy Statement.

Board Leadership Structure

Chairman of the Board and Chief Executive Officer Positions.    The Board believes it may be desirable and in the best interests of our company to combine these positions or to separate them depending on the circumstances. These positions were separated in 2008 to ensure an orderly transition when our Board appointed Mr. Moore, our then Chief Operating Officer, as CEO, and our former Chairman and CEO, Mr. Erikson, continued as Chairman of the Board. Effective May 3, 2011, these positions were once again combined when Mr. Erikson stepped down as Chairman and Mr. Moore was elected our Chairman as well as our CEO. The Board believes that the interests of our company and our stockholders are best served by having these positions combined at the present time.

Lead Director.    The Board elects a lead director annually to preside over the Executive Sessions of the independent

26 2015 Proxy Statement

THE BOARD OF DIRECTORS AND ITS COMMITTEES

directors and to serve as a focal point for communications between the Board as a whole and management, as well as fulfill the other responsibilities set out in the Lead Director Charter available on our website at http://investors.c-a-m.com/governance-documents. The Board is of the opinion that it is appropriate to have a lead director whether the positions of Chairman and CEO are combined or separated. In May 2014, the Board elected Bruce Wilkinson as Lead Director for the Board to serve until May 2015 or until the election and qualification of a successor.

Board Leadership Structure
• Chairman of the Board and CEO: Jack B. Moore • Lead Independent Director: Bruce W. Wilkinson • Eleven Independent Directors

Director Independence

Our Board believes that a majority of our directors should be independent, as defined under the standards adopted by the New York Stock Exchange ("NYSE"). The Board makes an annual determination as to the independence of each of the directors. Under the NYSE standards, no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with our company that might interfere with the exercise of his or her independence from our management.

In evaluating each director's independence, the Board considers all relevant facts and circumstances in making a determination of independence. In particular, when assessing the materiality of a director's relationship with our company, the Board considers the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with which the director has an affiliation. In its determination of independence, the Board reviewed and considered all relationships and transactions between each director, his or her family members or any business, charity or other entity in which the director has an interest, and Cameron, its affiliates, or any entity in which our senior management has an interest. As a result of this review, and based on the NYSE standards of independence, the Board affirmatively determined that Ms. Eberhart and each of Messrs. Fluor, Foshee, Hackett, Landim, Patrick, Reinhardsen, Smolik and Wilkinson are independent from Cameron and its management. In addition, the Board affirmatively determined that each of the members of the Audit Committee are independent under the additional standards for audit committee membership under SEC rules. Messrs. Moore and Rowe are not independent directors, as they are currently Cameron employees.

Meetings and Meeting Attendance

The Board and its Committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Board and Committee agendas include regularly scheduled executive sessions for the independent directors to meet without management present. The Board's Lead Director leads the executive sessions of the Board, and the Committee Chairs lead those of the Committees. The Board has delegated various responsibilities and authority to the Board Committees as described in this Proxy Statement. Committees regularly report on their activities and actions to the full Board. Board members are permitted access to all of our employees outside of Board meetings. Board members periodically visit Cameron sites and events worldwide and meet with local management of those sites and at events.

During 2014, our Board of Directors held seven meetings; the Audit Committee held nine meetings; the Compensation Committee held six meetings; and the Nominating and Governance Committee held four meetings. Attendance for all such meetings was 98%. Each director is expected to make a reasonable effort to attend all meetings of the Board, all meetings of the Committees of which such director is a member, and our annual meeting of stockholders. All of our directors attended our 2014 Annual Meeting of Stockholders.

Communicating with the Board

Any interested party desiring to communicate with our Board of Directors or any individual director may send a letter addressed to our Board of Directors as a whole or to individual directors, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027 or by email at stockholderservices@c-a-m.com. The Corporate Secretary has been instructed by the Board to screen the communications and promptly forward those to the full Board or to the individual director specifically addressed therein.

Internet Access to Principles, Codes, Policies and Charters

Our Corporate Governance Principles, Codes, Policies and Charters described above are available for review on our website at www.c-a-m.com in the "Governance" and "Compliance" sections. Documents and information on our website are not incorporated into this Proxy Statement by reference.

2015 Proxy Statement 27

Director Compensation

The compensation program for our non-employee directors has been developed by the Compensation Committee, after consideration of the recommendations and competitive market data provided by FWC, whom the Compensation Committee has retained as its independent compensation consultant. The program has been approved by the full Board. The following sets out the components of the compensation program for our non-employee directors. Employee directors receive no additional compensation for serving on our Board:

Equity Grant Upon Initial Election	$250,000

Annual Board Retainer	$50,000

Annual Equity Grant[1]	$250,000

Lead Director Retainer	$25,000

Annual Committee Chair Retainer:

Audit Committee	$20,000

Compensation Committee	$15,000

Nominating and Governance Committee	$10,000

Board/Committee Meeting Fee	$2,500

Telephonic Meeting Fee	$1,000

(1)
If a director's election occurs between annual meetings of stockholders, the value of the annual equity grant upon initial election will be a pro-rata portion of the grant value equal to the remaining balance of the board year (the months until the next annual meeting of stockholders).

Equity grants, both the initial and annual, are made in the form of deferred stock units, or DSUs. One quarter of each year's annual equity grant is earned and vests at the end of each quarter of service as a director during that year. Vested DSUs are payable in Common Stock at the earlier of three years from the grant date or the end of Board tenure, unless electively deferred by the director for a longer period. Directors may elect to receive their Board and Committee Chair retainers in cash or defer them under our Deferred Compensation Plan for Non-Employee Directors. Deferral can be made for such periods of time as selected by the director and can be made into Common Stock or cash, at the director's election. No above-market interest or preferential earnings, as defined for purposes of the SEC's disclosure rules applicable to proxy statements, are credited or paid on cash deferrals.

Directors are eligible to use company-leased aircraft for personal travel, provided they reimburse us for the incremental operating cost of any such use. Spouses of directors are invited to our annual off-site Board meeting. Directors are reimbursed by us for the cost of their spouses' travel to and from that meeting.

28 2015 Proxy Statement

DIRECTOR COMPENSATION

The following table provides compensation information for 2014 for each non-employee director:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings(2)	All Other Compensation ($)	Total ($)

C. Baker Cunningham(4)	86,500	250,000	-0-	-0-	-0-	-0-	336,500

H. Paulett Eberhart(5)	79,500	250,000	-0-	-0-	-0-	-0-	329,500

Sheldon R. Erikson(4)	64,500	250,000	-0-	-0-	-0-	-0-	314,500

Peter J. Fluor(3)(4)	91,500	250,000	-0-	-0-	-0-	-0-	341,500

Douglas L. Foshee(6)	88,500	250,000	-0-	-0-	-0-	-0-	338,500

James T. Hackett(3)(7)	90,500	250,000	-0-	-0-	-0-	-0-	340,500

Rodolfo Landim(4)	79,500	250,000	-0-	-0-	-0-	-0-	329,500

Michael E. Patrick(4)	111,500	250,000	-0-	-0-	-0-	-0-	361,500

Jon Erik Reinhardsen(4)	74,500	250,000	-0-	-0-	-0-	-0-	324,500

Brent J. Smolik(8)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Bruce W. Wilkinson(4)	110,250	250,000	-0-	-0-	-0-	-0-	360,250

(1)
The amounts in the "Stock Awards" column represent the grant date fair market value of the shares underlying the DSUs. Each director, except Mr. Smolik, held 1,964 unvested DSUs at year-end. Under the terms of our Equity Incentive Plan, annual equity grants are made the day following the annual meeting of stockholders. The initial equity grants are made upon election of a new director and prorated for the number of months remaining in the May to May Board year. The 2014 annual equity grants were made on May 17, 2014, with a grant date fair market value of $63.62 per share.

(2)
While our directors are entitled to elect to defer their retainers, they may defer them only into cash or Common Stock under our Deferred Compensation Plan for Non-Employee Directors. The cash is invested in funds substantially the same as those offered under our employees' qualified 401(k) plan.

(3)
In 2014, Mr. Fluor deferred $65,000 and Mr. Hackett deferred $50,000 of their annual retainer under our Deferred Compensation Plan for Non-Employee Directors.

(4)
The number of outstanding DSUs in the aggregate for each of these directors for grant years 2012, 2013 and 2014 is 12,993, of which 1964 shares are unvested.

(5)
The number of outstanding DSUs in the aggregate for Ms. Eberhart for grant years 2013 and 2014 is 5,809, of which 1964 are unvested.

(6)
The number of outstanding DSUs in the aggregate for Mr. Foshee for grant years 2009, 2012, 2013 and 2014 is 21,833, of which 1964 are unvested. Mr. Foshee deferred his 2009 grant of DSUs of 8,840 for an additional five years.

(7)
The number of outstanding DSUs in the aggregate for Mr. Hackett for grant years 2012, 2013 and 2014 is 11,719, of which 1964 are unvested.

(8)
Mr. Smolik was elected to the Board on February 25, 2015.
2015 Proxy Statement 29

Proposal 2 — Ratification of the Appointment of Independent Registered Public Accountants for 2015

Ernst & Young LLP has served as our independent registered public accountants since 1995. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accountants for the year ending December 31, 2015. A vote will be held on a proposal to ratify this appointment at the Meeting. While there is no legal requirement that this proposal be submitted to stockholders, the Board believes that the selection of independent registered public accountants to audit our financial statements is of sufficient importance to seek stockholder ratification.

In accordance with our Bylaws, the adoption of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Because abstentions are counted as present for purposes of the vote on this proposal, but are not votes "FOR" this proposal, they have the same effect as votes "AGAINST" this proposal. Broker non-votes will have no effect on this vote. In the event such a majority is not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Audit Committee may reconsider the appointment. The Audit Committee retains the discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes that such a change would be in the best interests of Cameron.

The fees billed by Ernst & Young LLP for services rendered for 2013 and 2014 are set out on page 33 of this Proxy Statement.

It is expected that representatives of Ernst & Young LLP will be present at the Meeting and will be available to answer questions and discuss matters pertaining to the Report of Independent Registered Public Accounting Firm contained in the financial statements incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2014. Those representatives will have the opportunity to make a statement if they desire to do so.

THE BOARD RECOMMENDS that stockholders vote "FOR"
the ratification of this appointment.

30 2015 Proxy Statement

Audit-Related Matters

Report of the Audit Committee

The Audit Committee's role in Cameron's corporate governance is summarized under the caption "The Board of Directors and its Committees" beginning on page 25 above. The Audit Committee's role with respect to Cameron's financial reporting process is set out in this Report.

Our Audit Committee is currently composed of five directors, independent and otherwise qualified, as required by the NYSE, and operates under a written charter approved by the Board and available for review on Cameron's website.

With respect to the financial reporting process, Cameron's management is responsible for the adequacy of Cameron's financial statements, internal controls and financial reporting processes.

The independent registered public accountants are responsible for: (1) performing an independent audit of Cameron's consolidated financial statements and expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of Cameron in accordance with generally accepted accounting principles in the United States, and (2) expressing their opinion as to the effectiveness of Cameron's internal control over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting, reporting practices and reliability of Cameron's financial reports.

Functions	Duties and Powers	Actions

The functions of the Audit Committee with respect to Cameron's financial reporting processes are focused primarily on:

•

Quality and integrity of our financial statements;

•

Scope and adequacy of Cameron's internal controls and financial reporting processes;

•

Independence and performance of the internal auditors and of Cameron's independent registered public accountants; and

•

Cameron's compliance with legal and regulatory requirements related to the filing of, and disclosures included in, periodic reports containing Cameron's quarterly and annual financial statements.

The duties and powers of the Audit Committee in this area include:

•

Appointing, overseeing, evaluating and, when appropriate, discharging Cameron's independent registered public accountants, and approving the scope, timing and fees for the annual audit as well as approving, in advance, any non-audit services to be provided by the independent registered public accountants;

•

Reviewing the scope and adequacy of the internal audit function, plans and significant findings;

•

Meeting with management and with the independent registered public accountants to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of Cameron's financial and auditing personnel and resources, systems controls and security;

To be in a position to accept Cameron's 2014 consolidated financial statements, the Audit Committee took a number of steps, including:

•

Approving the scope of Cameron's internal and independent audits;

•

Meeting with the internal auditors and independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of Cameron's internal controls and the overall quality of Cameron's financial reporting;

•

Reviewing the audited financial statements with management, including a discussion of our critical accounting policies, practices and procedures, the reasonableness of significant judgments and the clarity of disclosures in the financial statements, and receiving management's representation that our financial statements were prepared in accordance with U.S. generally accepted accounting principles; and

2015 Proxy Statement 31

AUDIT-RELATED MATTERS

Functions	Duties and Powers	Actions

•

Meeting with management and the internal auditors and independent registered public accountants to review Cameron's internal controls, including computerized information;

•

Reviewing with management the financial statements and earnings releases prior to filing or public release;

•

Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements;

•

Overseeing Cameron's procedures for the receipt, retention and treatment of complaints received by Cameron regarding accounting, internal controls or auditing matters, and the confidential submission by employees of concerns relating to those matters, as well as taking oversight responsibility for any material issues raised through any such complaints or submissions received; and

•

Conferring independently with the internal auditors and the independent registered public accountants in carrying out these duties and responsibilities.

•

Recommending to the Board of Directors the inclusion of the audited consolidated financial statements in Cameron's Annual Report on Form 10-K for the year ended December 31, 2014; and

•

Discussing with the independent registered public accountants their independence from management and Cameron, including the matters reflected in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board, and considering the compatibility of non-audit services with the independence of such accountants.

Based on the Audit Committee's discussions with management, the director of internal audit and the independent registered public accountants, and the Audit Committee's review of the representations of management and reports of Cameron's independent registered public accountants to the Audit Committee, the Audit Committee approved the inclusion of the audited consolidated financial statements in Cameron's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC.

  AUDIT COMMITTEE,

  Michael E. Patrick, Chairman
  H. Paulett Eberhart
  Douglas L. Foshee
  James T. Hackett
  Rodolfo Landim

32 2015 Proxy Statement

AUDIT-RELATED MATTERS

Audit Committee Financial Experts

Our Board has determined that all five of the members of our Audit Committee, Ms. Eberhart and each of Messrs. Foshee, Hackett, Landim and Patrick, are "audit committee financial experts," as that term is used in SEC regulations.

Principal Accounting Firm Fees

The following table sets forth the U.S. dollar equivalent fees billed or to be billed by our principal accounting firm, Ernst & Young LLP, for services rendered for the years ended December 31, 2014 and 2013.

	Year Ended December 31

	2014 ($)	2013 ($)

Audit Fees(1)	8,205,334	5,533,200

Audit-Related Fees:

Benefit plan audits	207,062	104,950

Other	306,080	353,328

	513,142	458,278

Tax Fees:

Tax compliance, consulting and advisory services	1,978,569	1,687,617

TOTAL	10,697,045	7,679,095

(1)
Included within Audit Fees are services for our annual audits of our consolidated financial statements and of our internal control over financial reporting, quarterly reviews and international statutory audits required by various government authorities.

The Audit Committee performs an annual review and approves the scope of services and proposed fees of our principal accounting firm. The Audit Committee concluded that the provision of services, other than audit services, in 2014 was compatible with maintaining the accounting firm's independence from us.

Pre-Approval Policies and Procedures

An Audit Committee policy requires advance approval of the Committee for all audit and audit-related services as well as tax and other services performed by the independent registered public accountants. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accountant is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any such decisions to the Audit Committee at its next regular meeting. None of the services related to the Audit-Related Fees or Tax Fees reflected in the table above were approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in the applicable rules of the SEC.

2015 Proxy Statement 33

Proposal 3 — Proposal to Approve, on an Advisory Basis, Cameron's 2014 Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables stockholders to vote, on an advisory basis, whether they approve the annual compensation of executive officers. This vote is commonly referred to as a "Say-on-Pay" vote. The Act requires an advisory vote to be conducted at least once every three years. Our stockholders expressed a preference for an annual advisory vote in 2011. In accordance with this preference, we are providing our stockholders the opportunity to cast an advisory vote on our 2014 executive compensation. It is currently expected that the next opportunity for stockholders to cast an advisory vote on executive compensation will be at our annual meeting in 2016.

Our executive compensation program is designed to align the interests of our executive officers with the interests of our stockholders. Under this program, a significant part of our executive compensation is performance-based, linking pay to our financial results. Our executive officers are rewarded for the achievement of specific annual and long-term goals, as well as increases in stockholder value. For example, performance-based compensation made up approximately three quarters of our CEO's 2014 total compensation. Please read the "Executive Compensation — Compensation Discussion and Analysis" (the "CD&A") which follows, beginning on page 36, for additional details about our executive compensation program.

The Compensation Committee continually reviews our executive compensation program to ensure it achieves the desired goals of aligning our executive compensation with stockholders' interests and current market practices.

THE BOARD RECOMMENDS
a vote "FOR" the approval of our
2014 executive compensation.

We are requesting your approval of the 2014 compensation of our executive officers named in this Proxy Statement, as described under "Executive Compensation — Compensation Discussion and Analysis," and in the compensation tables and the related narrative disclosure which follow. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers for 2014.

In accordance with our Bylaws, the adoption of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Because abstentions are counted as present for purposes of the vote on this proposal, but are not votes "FOR" this proposal, they have the same effect as votes "AGAINST" this proposal. Broker non-votes will have no effect on this vote.

This Say-on-Pay vote is advisory, and therefore is not binding on Cameron, the Board or the Compensation Committee. The final decision on the compensation and benefits of our executive officers remains with the Compensation Committee. However, the Compensation Committee values your opinion as a stockholder, and, to the extent there is any significant vote against the compensation of the executive officers named in this Proxy Statement, the Board and the Committee will consider the stockholders' concerns, and the Committee will evaluate whether any actions are necessary to address those concerns.

34 2015 Proxy Statement

Executive Compensation

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on such review and discussions, we recommended to the Board of Directors that such Compensation Discussion and Analysis be included in this Proxy Statement.

  COMPENSATION COMMITTEE,

  Peter J. Fluor, Chairman
  C. Baker Cunningham
  James T. Hackett
  Michael E. Patrick
  Bruce W. Wilkinson

2015 Proxy Statement 35

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This CD&A explains our executive compensation philosophy and practices and, in particular, those for our named executive officers or "NEOs." Our NEOs are our Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer, and our two other most highly compensated executive officers in 2014. As used in this CD&A, the "Committee" refers to the Compensation Committee of the Board.

The following is a list of our NEOs by name and position for 2014:

Name	Position

Jack B. Moore	Chairman and Chief Executive Officer

Charles M. Sledge	Senior Vice President and Chief Financial Officer

R. Scott Rowe	President and Chief Operating Officer

William C. Lemmer	Senior Vice President and General Counsel

Gary M. Halverson	Senior Vice President and President, Surface and Drilling Systems

Summary

Our executive compensation philosophy is based on the premise that the most effective executive compensation program is one designed to encourage and reward achievement of specific annual, long-term and strategic goals. Our program's design reflects this and is intentionally weighted in favor of performance-based compensation. The goal of the program is to align the interests of our executive officers with those of our stockholders, for the purpose of achieving the ultimate objective of increasing stockholder value by rewarding performance that meets or exceeds established goals.

The total direct compensation of our executives is a mix of base salary, annual incentives and long-term incentives. We believe we have an appropriate balance between fixed and variable pay, cash and equity, corporate and business unit goals, and financial and non-financial goals.

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Key Features of our Executive Compensation Program

WHAT WE DO		WHAT WE DON'T DO

✓	Tie a Majority of Executive Compensation to Performance	No Employment Contracts with our NEOs

✓	Have Oversight by Independent Compensation Committee	No Supplemental Executive Retirement Plan (SERP)

✓	Receive Guidance from an Independent Executive Compensation Consultant	No Significant Perquisites

✓	Have Time-Based Vesting Requirements for Earned Performance-Based Equity Awards	No Tax Gross-Ups*

✓	Require Significant Stock Ownership	No Repricing Underwater Stock Options

✓	Have a Compensation Clawback Policy	No Hedging, Pledging or Derivative Transactions involving Cameron Securities

✓	Have "Double-Trigger" Change-in-Control Severance Benefits

✓	Review Tally Sheets and Review Compensation Related Risk Assessment

✓	Conduct Annual "Say-on-Pay" Votes

*
Other than to change-in-control benefits for executives hired or promoted to executive-level before 2009.

The remainder of the CD&A is organized into six parts, as follows:

Part I	—	2014 Performance and Executive Compensation
Part II	—	Executive Compensation Objectives and Design
Part III	—	Roles and Responsibilities
Part IV	—	Executive Compensation Decision-Making Process
Part V	—	Executive Compensation Elements and Mix
Part VI	—	Other Matters Affecting Our Executive Compensation

Part I — 2014 Performance and Executive Compensation

Cameron's performance in 2014 showed improvement as evidenced by increases in a number of its year-over-year performance metrics and by a strong performance relative to peers.

•
As shown in the graphs in the Proxy Summary on pages i and ii, Cameron had record-setting financial results in 2014 in terms of revenues, net income and earnings per share, and

•
Our relative TSR for the one-year period of 2014, as well as for the three-year period of 2012 through 2014, ranks in the upper third quartile of our compensation peer group.

Our absolute TSR, however, declined year-over-year due to the downturn in oil and gas activity beginning in 2014 and to the uncertainty of the macro environment affecting the oil and gas industry as a whole. Executive compensation earned for 2014 and compensation decisions made for 2015 reflect this dichotomy between improved performance and the decline in our absolute TSR year-over-year.

•
Compensation paid our CEO for 2014 was higher than that for 2013 largely due to better performance against our annual incentive goals resulting in higher annual incentive compensation earned for 2014 than for 2013.

•
The Compensation Committee made a number of decisions impacting 2015 compensation, including:

o
Indefinitely postponing base salary increases planned for April 1, 2015;

o
Widening the performance range for both annual incentive compensation and performance stock with a return on invested capital ("ROIC") objective. The performance level necessary to achieve a threshold or minimum payout was lowered from 80% of target to 75%, and, in conjunction with that change, the minimum payout was lowered from 50% to 37.5%, while the performance necessary to mitigate against concerns over setting performance targets and to achieve a maximum payout of 200% was increased from 120% to 125% of target.
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  The Committee's purpose was to provide a reasonably achievable incentive in uncertain times; and

  o
  Adding a "governor" to the possible payout for performance against the annual incentive plan's earnings per share ("EPS") target to prevent the potential for a "windfall" annual incentive payout should the macro environment in which we operate experience an unanticipated turn-around in 2015. In order to achieve higher than a 150% payout for EPS with respect to performance against an EPS target, we must have a 2015 TSR performance in the top quartile of our performance peer group.

For a full description of these and other executive compensation matters, please see the CD&A beginning on page 36 of this Proxy Statement.

The following tables show a comparison of our TSR performance for 2014 and the prior five years, with that of:

•
the weighted average TSR performance of our compensation peer group,

•
the OSX (our performance peer group used to measure relative TSR performance for performance stock awards),

•
the S&P 500,

•
our CEO's total compensation, and

•
our four other NEOs' average compensation.

COMPARISON OF CEO COMPENSATION TO TSR PERFORMANCE

COMPARISON OF OTHER NEOS' AVERAGE COMPENSATION TO TSR PERFORMANCE

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Part II — Executive Compensation Objectives and Design

Purpose.    The purpose of our executive compensation program is to provide us with a means to:

•
Attract, retain and motivate qualified executives to manage our business and affairs and lead us to our business goals and objectives,

•
Provide performance-based incentives to encourage and reward achievement of our annual goals and long-term and strategic objectives; and

•
Provide a competitive total compensation package that reflects our performance against goals and objectives, as well as the individual's performance and contributions to our success.

Pay-for-Performance.    Our executive compensation program is designed to align our compensation incentives with the operating and performance goals and metrics chosen by our Board to drive long-term stockholder value creation. The design makes a significant portion of total direct compensation contingent upon performance against goals. Our NEOs' targeted total direct compensation can be earned only if performance targets established by the Committee are met. The elements of our executive compensation that pay only against performance are the:

•
Annual Incentives

•
Performance Restricted Stock Unit Awards ("PRSUs")

•
Stock Options

We consider these elements of executive compensation to be performance-based compensation which is "at risk" because our annual incentives and performance-based equity awards can be earned only if pre-determined levels of performance are achieved against approved goals, and our stock options provide value only if and to the extent there is an increase in the value of our Common Stock during the option term. Although our RSUs have a performance hurdle, we do not classify them as performance compensation for the purpose of a pay-for-performance discussion.

The following charts show that over 74.3% of the 2014 total direct compensation of our CEO, and over 67.8% of the average compensation of our other NEOs, was performance-based compensation:

Targeted to Median.    Our program targets the level of cash compensation (made up of base salaries and annual incentives) and long-term equity incentive grant value at the median of what the Committee and its independent compensation consultant consider to be "competitive market levels." The Committee considers the median of these "competitive market levels" to be the appropriate guidepost for achieving our compensation objectives.

A median "competitive market level" is developed annually for each executive officer by the Committee's independent compensation consultant. It is developed by comparing each executive officer's compensation to that of officers in similar positions with (1) our peer companies and (2) companies in the manufacturing industry in general. Peer group data is taken from SEC filings and industry data is taken from Mercer and Aon Hewitt Associates. When reviewing compensation levels against the survey data, the Committee considers only the aggregated survey data provided by the surveys. The identity of the individual companies comprising the survey data is not disclosed to, or considered by, the Committee in its evaluation process and, the Committee does not consider the identity of the companies comprising the survey data to be material for this purpose.

In the case of our CEO, Chief Operating Officer and Chief Financial Officer, peer company data is given a 75% weighting and industry data a 25% weighting; for our fourth highest NEO, peer company data is given a 25% weighting and industry data 75%; and, for the fifth NEO, industry data is given a 100% weighted. The weightings are employed to reflect the comparability of the position matches at each level, as the more a comparable position appears in peer SEC filings, the greater the weight given peer data.

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The industry data is typically lower than peer group data, resulting in our "median competitive market levels" being lower than if derived solely from peer data alone.

Peer Groups.    The Committee selected two different peer groups for two different purposes, a compensation peer group for the purpose of benchmarking and making executive compensation comparisons and a performance peer group used for measuring our relative TSR performance for PRSU award purposes.

Our compensation peer group is composed of publicly traded oilfield services and equipment manufacturing companies selected by the Committee because they are generally of similar size and complexity, and are those companies with whom we compete in the labor market to attract and retain qualified executives. They include, but are not limited to, the same companies which we use for performance comparisons in our Annual Report.

The compensation peer group used for decisions affecting 2014 compensation is composed of the following 15 companies, as selected and approved by the Committee taking into account the recommendations made by the Committee's independent compensation consultant, an annual peer-of-peers review, and the peer groups used by certain proxy advisors:

Compensation Peer Group
Baker Hughes Incorporated Dover Corporation Ensco plc Flowserve Corporation FMC Technologies, Inc. Halliburton Company McDermott International, Inc. Nabors Industries, Inc.	National Oilwell Varco, Inc. Noble Corporation Oil States International, Inc. Parker-Hannifin Corporation Schlumberger Limited Transocean Ltd. Weatherford International Ltd

Eight of the 15 companies in our compensation peer group are included, along with us, in the PHLX Oil Service Sector (Ticker Symbol: OSX). The companies in our compensation peer group not included in the OSX are Dover Corporation, Ensco plc, Flowserve Corporation, FMC Technologies Inc., McDermott International, Inc., Noble Corporation, Inc. and Parker-Hannifin Corporation. These companies were included because they are manufacturing companies serving the same or similar markets as Cameron. Of the six OSX companies not included in our compensation peer groups, two, Core Laboratories NV and Oceaneering International, Inc., were not included because they are in such sufficiently different businesses from us that the Committee does not consider them peers, and the other four, Diamond Offshore Drilling, Inc., Helmerick & Payne, Inc., Rowan Companies plc and Tidewater, Inc., were not included even though they share some business characteristics with Cameron, because they are drilling companies. The Committee concluded that including them would cause drilling companies, to be over weighted in the overall group at the expense of manufacturing companies.

Following the Committee's annual review of the compensation peer group during 2014, the Committee added Superior Energy Services, Inc. and removed McDermott International, Inc. and Oil States International, Inc. from the compensation peer group used for making compensation decisions in 2015. This was done in order to have a peer group of companies more comparable to us in terms of size and type.

Our performance peer group is the OSX. This index was selected by the Committee because it is a published industry index composed of companies with whom we compete in the capital market. It is also the peer group used for our stock performance graph in our Annual Report to Stockholders. The TSR goal and the selection of the OSX companies to serve as the bench-mark group for relative TSR performance of our Company is discussed in Part V of this CD&A under the caption "Long-Term Incentives — Performance Awards" on pages 47 and 48 of this Proxy Statement.

Part III — Roles and Responsibilities

Role of the Compensation Committee.    The Committee makes all compensation decisions regarding our executive officers, including our NEOs. The Committee confers with the other independent directors in Executive Session of the Board before making its decisions regarding the compensation of our CEO.

The following are the principal functions of the Committee with respect to executive compensation:

•
Establishes compensation policies and reviews them to determine whether they (1) adequately support business goals and objectives or (2) encourage inappropriate behavior from a risk perspective that could have a material adverse effect on us;

•
Approves peer group selection criteria and selects the companies included in our peer groups;

•
Sets the CEO's compensation, giving consideration to the performance evaluation of the CEO conducted by the Nominating and Governance Committee, competitive data and the recommendation of the Committee's independent compensation consultant;

•
Sets the other executive officers' compensation, after giving consideration to performance evaluations provided
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  by the CEO, competitive data and the recommendation of the Committee's independent compensation consultant;

•
Oversees administration of our annual incentive program and (1) establishes eligible classes of participants, (2) sets performance goals, (3) approves minimum, target and maximum awards and (4) certifies attainment of goals and approves any payouts;

•
Oversees administration of our long-term incentive plan, including (1) determining the total number of shares available for grant, (2) establishing the award guidelines to be used when determining the amount and mix of individual awards, (3) making grants to executive officers and key employees and (4) authorizing the number of shares available for grant to other employees;

•
Exercises oversight responsibility for our severance policies and any individual employment and severance arrangements;

•
Reviews compliance with our stock ownership guidelines; and

•
Reviews and approves our executive benefits and perquisites.

Role of Independent Compensation Consultant.    The Committee is assisted by an independent compensation consultant retained by the Committee on an annual basis. Frederick W. Cook & Co. Inc. ("FWC") is currently serving in that role. The independent compensation consultant reports to and acts at the direction of the Committee. FWC provides no services for management or the Committee that are unrelated to the duties and responsibilities of the Committee.

FWC prepared a 2014 Report on Executive Compensation, an annual review of our executives' compensation program, for the Committee. The Report focuses on our executive compensation program's effectiveness in supporting our business strategy, its reasonableness and competitiveness as compared to the compensation practices of our peer group and other manufacturing companies, and our relative performance versus our peers. It covers each element of total compensation of executive officers, and compares them to data gathered from proxy statements and SEC filings of our peer group companies and from publicly available compensation surveys of the manufacturing industry conducted by Mercer and Aon Hewitt Associates. It calculates competitive market levels of compensation for each executive officer. It analyzes the cost and potential dilution to our stockholders of equity incentives and compares them to those of our peer group, and reports on the equity ownership of each of our executive officers, including both shares owned directly and owned indirectly through outstanding equity grants.

Independence of Compensation Consultant.    The Committee has the sole authority to retain or terminate its compensation consultant and other advisors. The compensation consultant's role with us is limited to executive compensation matters and no such services are performed unless at the direction of and/or with the approval of the Committee. In connection with its engagement of FWC, the Committee considered various factors bearing on FWC's independence, including the amount of fees paid by us to FWC in 2014 and the percentage of FWC's total revenues they represented; FWC's policies and procedures for preventing conflicts of interest and compliance with those procedures; any personal and business relationship of any FWC personnel with any of the Committee members or our executive officers; and FWC's policies prohibiting stock ownership by FWC personnel engaged in any Cameron matter and compliance with those policies. After reviewing these factors, the Committee determined that FWC is independent and that its engagement did not present any conflict of interest.

Role of CEO.    Our CEO periodically reviews the performance of other executive officers, including the other NEOs, with the Committee for the Committee's use when making decisions regarding compensation and other matters, including succession planning. He submits proposals on performance objectives for annual incentive compensation and for long-term incentive grant values. He offers recommendations to the Committee on executive compensation program design and on compensation components for individual executive officers. Our CEO also regularly attends Committee meetings and provides his perspectives, judgment and recommendations on matters being considered by the Committee. He does not offer recommendation on his own compensation, nor does he attend meetings where his compensation is being discussed.

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Part IV — Executive Compensation Decision-Making Process

Advisory Vote on Executive Compensation.    When considering the executive compensation program and executive compensation decisions, the Committee takes into account the most recent stockholder advisory vote on executive compensation and the comments and policies of stockholders and proxy advisory firms expressed in conjunction with that vote or otherwise. The 2014 advisory vote passed with 95.92% of the votes cast in favor. In 2011, our stockholders expressed a preference for an annual advisory vote on executive compensation and the Board has approved and included an advisory vote for this year's Annual Meeting.

Tally Sheets.    In addition to a review of the Report on Executive Compensation prepared by the Committee's independent compensation consultant, each year the Committee reviews a "tally sheet", which itemizes the total compensation of each of our executive officers, including the NEOs, for the prior two years and the estimated minimum, target and maximum total compensation that could be earned by each during the year the tally sheet is prepared depending on whether, and to what extent, performance-based compensation is earned. The Committee considers the appropriateness and the amounts of each element, the mix of the elements and the overall amount of total compensation when making its decisions on both the compensation program as a whole and the compensation to be paid each executive for the coming year.

Risk Mitigation.    Our compensation philosophy is to emphasize pay-for-performance and to place a significant amount of total compensation at risk for the reasons discussed above. To mitigate against any risk that performance pay might cause, the Committee and the Board have adopted stock ownership requirements and a clawback policy, and the Committee has placed time-vesting requirements on earned PRSUs in order to drive a balanced focus between short-term and long-term focus. Additionally, as explained under the caption "Corporate Governance — Board's Role in Risk Oversight" on pages 22 and 23 of this Proxy Statement, the independent compensation consultant and the Committee perform an annual assessment of our compensation policies and practices, including all incentive programs, to determine whether the risks arising from those policies and practices could be considered reasonably likely to have a material adverse effect on our company. Based on their review, the independent compensation consultant and the Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have such an effect.

Other Considerations.    When making compensation decisions with respect to each of our executive officers, including our NEOs, in addition to the items discussed above, the Committee also considers:

•
Level of responsibilities and impact of the executive on our results;

•
Skill and experience needed to fulfill his or her responsibilities;

•
Effectiveness in discharging his or her responsibilities;

•
Level of his or her achievement of goals and objectives;

•
Performance of Cameron in relation to its peer group;

•
Compensation levels and practices of companies with whom we compete for talent;

•
Total compensation of each executive position as compared with the compensation for like positions within our peer group and, in order to gain a broader perspective of the range of competitive reasonableness, within the larger category of the manufacturing industry in general;

•
Analyses prepared by and recommendations of the Committee's independent compensation consultant regarding the appropriate amount and mix of compensation for each executive;

•
Recommendations of our CEO (except for his own position); and

•
Internal equity based on the impact of relative duties, responsibilities, position and performance within our company.
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Part V — Executive Compensation Elements and Mix

Base Salary.    Each of our executives earns a base salary for services rendered during the year. Base salaries are paid to provide executive officers with a market-competitive minimum level of annual earnings. Base salary ranges are determined for each executive position based on job responsibilities, required experience, general market competitiveness and internal comparisons. Base salaries, along with all other elements of compensation, are reviewed annually by the Committee at its fall meeting, giving consideration to:

•
total compensation as itemized in the tally sheets;

•
changes in levels of responsibility;

•
performance of the executive and his or her contributions to our overall performance;

•
annual competitive review of executive compensation prepared by the Committee's independent compensation consultant; and

•
internal review of the executive's compensation relative to base salaries of other executive officers.

Based on its evaluation of these factors, during its annual review of executive salaries at its October 2013 meeting, the Committee made adjustments to the 2014 base salaries of Messrs. Sledge and Lemmer which became effective April 1, 2014. The Committee also made the first change in Mr. Rowe's Base Salary when he was selected to become President of OneSubsea, effective January 1, 2014. The second change to Mr. Rowe's Base Salary occurred in conjunction with his promotion to President and Chief Operating Officer in September, 2014. The change to Mr. Halverson's occurred at the same time in recognition of his value to Cameron and the wider role he had been assigned when made president of our Drilling Systems group in addition to our Surface Systems Engineering Group.

	2014 Base Salaries

Name	2013 ($)	2014 ($)	% Change

Jack B. Moore	1,125,000	1,125,000	0.0

Charles M. Sledge	630,000	652,100	3.5

R. Scott Rowe	380,000	450,000	18.4
		606,900	25.9

William C. Lemmer	540,000	556,200	3.0

Gary M. Halverson	450,000	560,400	24.5

As a result of the Committee's evaluation of the factors discussed above at its October 2014 meeting, the Committee made certain base salary adjustments to be effective April 1, 2015. Due to the changes and uncertainties in the macro-environment affecting us and our peers, competitors and customers, such adjustments, together with all planned salary increases for 2015, have been postponed indefinitely. The table below sets out the base salaries of the NEOs for 2015.

	2015 Base Salaries

Name	2014 ($)	2015 ($)	% Change

Jack B. Moore	1,125,000	1,125,000	0.0

Charles M. Sledge	652,100	652,100	0.0

R. Scott Rowe	606,900	606,900	0.0

William C. Lemmer	556,200	556,200	0.0

Gary M. Halverson	560,400	560,400	0.0

Annual Incentive Compensation.    Our Management Incentive Compensation Plan ("MICP"), which was approved by our stockholders in 2011, provides each of our executive officers and other key management employees an opportunity to earn incentive compensation annually based on performance against pre-established objectives. These objectives are set by the Committee and are based on our Board-approved operating plan and budget. Annual incentive compensation is offered to incentivize the performance of our company-wide, business units, and individual annual objectives as well as to reflect competitive practice.

Target Award Opportunities.    The Committee, taking into consideration peer group and industry competitive practices, the advice and recommendations of the Committee's independent compensation consultant, and the recommendations of the CEO for positions other than his own, establishes a target-award opportunity for each executive expressed as a percentage of base salary. Our target values are set at or near the market-median target percentages. Target awards for our NEOs for 2014 and 2015 are set out below.

MICP Target-Award Opportunities

(% of base salary)

Name	2014	2015

Jack B. Moore	120%	125%

Charles M. Sledge	80%	80%

R. Scott Rowe	85%	90%

William C. Lemmer	70%	70%

Gary M. Halverson	75%	75%

Performance Objectives.    Performance objectives are set by the Committee for each year based on proposals submitted to the Committee by the CEO. The CEO's

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proposals, and ultimately the performance objectives selected, are based on and designed to encourage achievement of our annual performance goals set out in our Board-approved annual operating plan and budget, as well as business strategies for that year. The Committee also considers overall market conditions, the industry environment and our position in each of our business lines when setting performance objectives.

2014 MICP Performance Objectives.    The Committee selected the following performance objectives for 2014 for all MICP participants, including NEOs:

Performance Objective	Target Objective	Purpose

Financial		These objectives are considered to be
Earnings Per Share ("EPS")*	$3.80	the principal indicators of financial performance
Cash Flow from Operations	$1B	and drivers of stockholder value.

On-Time Delivery	85%	This objective is considered to be a key component of customer satisfaction and engagement.

Safety		Our employees are critical to our success
Total Recordable Incident Rate ("TRIR")	.75/100 employees	and their health and safety need to be a
foremost focus of management.

*
The Committee has the discretion to exclude unusual items from the EPS and cash flow attainment calculation for MICP purposes if, in the Committee's judgment, they are not reflective of actual performance against the operating plan and budget, the bases for the MICP performance objectives. Examples of unusual items include stock repurchases, significant acquisitions and divestitures, and restructuring costs. For 2014, the Committee excluded the results and the impact of the reciprocating compression business sold during 2014.

For executives with operating unit responsibilities, the Committee also selected unit earnings before income taxes ("EBIT") and unit cash flow performance as objectives in order to make a portion of their incentive compensation dependent on performance of their specific unit.

As in prior years, the Committee set a return on equity ("ROE") hurdle of 7%. If the hurdle was not met or exceeded, any bonus payment otherwise earned would have been reduced by 50% for all participants.

2015 Performance Objectives.    For 2015, the Committee chose EPS, consolidated EBIT, and cash flow from operations as the financial performance objectives for all corporate executives, including the CEO for the same reasons earnings and cash flow targets were chosen as 2014 performance objectives, and for executives with operating unit responsibilities the Committee chose EPS, operating unit EBIT and unit cash flow.

The Committee also maintained a TRIR goal for 2015. For executives with corporate responsibilities, the target objective is a company-wide TRIR goal. For executives with operating unit responsibilities, the TRIR objective is operating unit specific and an improvement over that unit's individual history. The Committee also maintained an on-time-delivery measure as a performance goal for executives with operating unit responsibilities and added a Selling, General and Administrative (SG&A) cost reduction goal for corporate executives.

In order to allow the Committee the opportunity to exercise the maximum possible discretion when determining award payouts to NEOs while maintaining deductibility under Section 162(m) of the Internal Revenue Code, the Committee establishes an annual baseline performance hurdle for the full funding of the annual incentive compensation for NEOs. For 2014 the baseline performance hurdle was the achievement of positive earnings. If the performance hurdle was met, the incentive compensation pool is funded at the maximum opportunity for each NEO. If the hurdle is not met, the NEOs would not earn any annual incentive compensation. Should the performance hurdle be met and the compensation pool fully funded, the Committee applies negative discretion to determine the actual awards to be made to each NEO, taking into consideration such matters as our actual performance against the MICP performance objectives for 2014, the individual NEO's performance and contributions, and other factors in the Committee's discretion.

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Weighting of Performance Objectives.    The Committee decides what the percent of the target award or weighting will be for each of the Performance Objectives.

	Weighting of Performance Objectives Corporate Executives

	CAMERON

	EPS	Cash Flow	On-Time Delivery	TRIR	SG&A Cost Reduction

2014	50%	20%	20%	10%	N/A

2015	50%	20%	10%	10%	10%

	Weighting of Performance Objectives Business Unit Executives

	CAMERON	BUSINESS UNIT

	EPS	EBIT	Cash Flow	On-Time Delivery	TRIR

2014	25%	25%	20%	20%	10%

2015	25%	25%	20%	20%	10%

Performance and Payout.    The Committee establishes the percent of a target award that can be earned at different performance levels. Minimum, target and maximum payout levels are set out below.

For 2015, because of the challenges posed by the uncertain macro-environment at the time during which goals for the year must be set, the Committee changed the performance curves, widening the performance range and lowering the threshold payments, building a range of +/–2.5% around the goal target for which performance within this range would result in a target payout for those financial objectives. In order to prevent the potential for a windfall payout in the event of an unexpected turnaround in the oil and gas business in 2015, the Committee approved a provision that would require Cameron to perform in the top quartile of our performance peer group in order to receive a payout in excess of 150% of target EPS performance.

	Performance & Payout

	2014		2015

Objectives	Performance	Percentage of Target Payout	Performance	Percentage of Target Payout

Financial	Less than 80% of Target	0%	Less than 75%	0%
EPS*	80%	50%	75%	37.5%
EBIT	100%	100%	97.5-102.5%	100%
Cash Flow	120%	200%	125%	200%*

On-Time Delivery	Less than 75% OTD	0%	Less than 75% OTD	0%
	75%	50%	75%	50%
	85%	100%	85%	100%
	95%	200%	95%	200%

Safety	More than 0.81 TRIR	0%	More than 0.68 TRIR	0%
	0.81	50%	0.68	50%
	0.75	100%	0.57	100%
	0.69	200%	0.46	200%

*
To achieve a greater than a 150% payout for EPS, our TSR performance for 2015 must be in the top quantile of our performance peer group.

The maximum amount that can be earned under the MICP for any year is capped at 200% of target bonus even when performance exceeds the maximum. Under the MICP, no additional sum can be earned or "banked" for subsequent years.

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Certifying Performance.    During the first quarter, following year-end and the completion of our financial statement audit, our Company's and each unit's actual performance against the established goals is computed. The 2014 results for EPS, cash flow from operations, safety and on-time delivery are set out in the table below.

	2014 Performance Attained

	Target	Actual	Performance Achieved	Payout Attainment	Weight	Payout Result

EPS	$3.80	$3.99	105%	125%	50%	62.5%

Cash Flow From Operations	$1,000M	$1,293M	129.3%	200%	20%	40.0%

TRIR (Safety)	0.75	0.69	Above Max	200%	10%	20.0%

On-Time Delivery	85%	76.9%	90.5%	59.5%	20%	11.9%

TOTAL PERFORMANCE						134.4%

Approving Payouts.    When determining and approving payouts for 2014 MICP performance, the Committee approved payouts derived from the performance against goals. The Committee made no discretionary changes to payouts determined in accord with the descriptions above.

2014 MICP Payouts

Payout ($)

Jack B. Moore	1,814,400

Charles M. Sledge	695,106

R. Scott Rowe	525,946

William C. Lemmer	519,404

Gary M. Halverson	409,047

Long-Term Incentives.    The purpose of our long-term equity awards is to support the achievement of our long-term goals. They are also intended to align compensation of executives and other key management employees with the interests of our long-term stockholders by providing incentives tied to our long-term success and increases in share price and stockholder value.

Our long-term incentive program is administered under our Equity Incentive Plan, which was approved by our stockholders in 2013. The Committee, after discussions with our independent compensation consultant, determines the aggregate target value for the long-term incentives to be granted to the executive officers as a group and individually. The Committee makes its determinations giving consideration to:

•
the grant practices of our compensation peer group companies, which are reflected in the independent compensation consultant's annual Report on Executive Compensation;

•
industry grant practices in general;

•
the share value to be transferred in comparison to amounts granted by compensation peer group companies and amounts reported in industry surveys; and

•
the "burn rate" or percentage of outstanding shares that would be used.

The tables below sets out target long-term incentive grant value established for each of our NEOs for 2014 and 2015.

Target Long-Term Incentive Grant Value

NEO	2014 Value	2015 Value

Jack B. Moore	6,800,000	7,100,000

Charles M. Sledge	2,200,000	2,250,000

R. Scott Rowe	1,300,000	2,500,000

William C. Lemmer	1,700,000	1,765,000

Gary M. Halverson	1,350,000	1,700,000

The increase in the target long-term incentive grant value of Messrs. Rowe and Halverson was due to Mr. Rowe's promotion and Mr. Halverson's assignment of greater responsibility during 2014.

Long-Term Incentive Vehicle Mix.    For both 2014 and 2015, the Committee chose the following long-term incentive grant mix:

The Committee determined this is the appropriate mix as it focuses equally on three-year objectives and on long-term

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growth in share value, while placing a lesser, though still significant, emphasis on retention and continuity. Individuals may be granted more or less than the target amounts for their positions, based on individual performance, past grant history, employment retention considerations, internal equity, and the Committee's evaluation of future promotability.

PRSUs have a three-year vesting period and stock options and RSUs vest over a three-year period with one-third of the award vesting per year beginning on the first anniversary of the grant date.

The Committee has historically approved annual long-term incentive awards at its fall meeting, which is scheduled at least one year in advance. The Committee prefers this "mechanical" approach to selecting the grant date, rather than a "discretionary" approach, as it avoids having to make arbitrary judgments regarding timing of awards. To the extent newly hired or promoted executives receive an initial award of stock options, the options are priced at the closing price on a date no earlier than their actual start or approval date.

Performance Awards.    The Committee awards PRSUs to drive performance against Committee established goals over a three-year period. They are intended to not only encourage and reward performance against these goals but to also assist in retention of key employees, as any PRSUs earned by performance cliff vest three years from the date of grant. Generally, both the performance and continued employment requirements must be satisfied in order for the executive to earn a payout under the award. For a description of the consequences of a termination of employment before the end of the performance period, see "Consequences of Early Termination on Outstanding Equity Awards" on page 54. The performance goals are established by the Committee no later than its first meeting of the initial year of the performance period.

For both 2014 and 2015, 40% of each officer's target long-term incentive grant value is made up of PRSUs. The target number of PRSUs subject to any individual award was determined by dividing 40% of the long-term grant value targeted for that individual by the "grant date fair value" of the awards. See Footnote No. 2 to the Summary Compensation Table for the calculation of the grant date fair value.

For both 2014 and 2015, the Committee chose two performance goals for PRSUs: 50% of each grant was given an ROIC goal, and 50% a TSR goal.

•
ROIC PRSUs.  The Committee chose ROIC as a goal because it is a generally accepted benchmark to measure the return a company generates on the capital invested in its business. Performance against the ROIC target goal is determined by averaging our performance against the ROIC goal set by the Committee for each of the three years of their respective performance periods. The ROIC goal for 2014 was set at 12.4%. The Committee determined performance against the 2014 goal to be 13.2%, or 120% of target. This performance level was and will be used as a one of the three-year annual performance calculations to determine the actual number of shares earned under the 2012 PRSU awards, as well as the 2013 and 2014 awards.

•
TSR PRSUs.  The Committee chose TSR as a goal in order to directly align the interests of our executives with those of our stockholders. Performance against the TSR goal is determined by comparing the performance of our TSR with that of the OSX over the three-year performance period of the PRSUs. The Committee determined that the OSX is an appropriate benchmark against which to compare our TSR performance for the reasons discussed above in "Peer Groups."

The number and value of PRSUs for 2014 and 2015 that can actually be earned is determined by performance against the goals established by the Committee and can range from 0 to 200% of the target value, depending upon performance.

The following table summarizes how performance against the ROIC goal is measured, and with the exception noted below the table, how the TSR goal is measured.

	Performance & Payout

	2014		2015

Objective	Performance Against Goal	Percentage of Target Payout	Performance Against Goal	Percentage of Target Payout

ROIC	Less than 85%	0%	Less than 75%	0%
	80%	50%	75%	37.5%
	100%	100%	100%	100%
	120%	200%	125%	200%	*

TSR	Underperforms OSX by 16.67% or more	0%	Less than 25th Percentile	0%
	Underperforms OSX by less than 16.67%	50%	25th to 50th Percentile	50-99%	*
	Performs=OSX	100%	50th to 80th Percentile	100-199%
	Outperforms OSX by 33.3%	200%	80th Percentile or greater	200%

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In the event our TSR is negative, any payout would be capped at Target irrespective of our ranking relative to the OSX companies' performance.

For the PRSUs granted in 2012 with a three-year performance period of 2012 through 2014, 75% of which had an ROIC goal and 25% of which had a TSR goal, the performance level attained was determined as follows:

2012-2014 PRSU Payout

Objectives	Percent of Award Earned		Weight	Payout

ROIC	93.6%		75%	70.2%

TSR	100.0%	*	25%	25.0%

				95.2%

*
The percent of the award earned was capped at 100% because, while performance was above Target, the TSR for the performance period was negative.

Stock Options.    The Committee awards stock options to make a portion of executive officers' total direct compensation contingent on long-term stock price appreciation. In October 2013, each executive officer, including the NEOs, received an award of stock options for 2014, and in October 2014 for 2015. The number of options for each individual award was determined by dividing 40% of the long-term incentive grant date fair value targeted for that individual by the grant date fair value of a stock option. See Footnote No. 3 to the Summary Compensation Table for the calculation of the "grant date fair value."

The exercise price for all our stock option awards, including those for 2014 and for 2015, is equal to the closing share price on the date of grant. Stock options vest over a three-year period, with one-third of the options vesting per year, beginning on the first anniversary of the grant date. Stock options have a ten-year term.

Restricted Stock Units.    The Committee awards RSUs to encourage and promote retention. The number of RSUs for any individual award was determined by taking 20% of the long-term incentive grant value targeted for that individual and dividing it by the closing price of our Common Stock on the date of grant.

RSU awards vest over a three-year period, with one-third vesting per year beginning on the first anniversary of the grant date.

To ensure that certain deduction limits under Section 162(m) of the Internal Revenue Code not apply to RSU awards (see "Tax Implications of Executive Compensation" on page 50), RSU awards for our executive officers, including our NEOs, require that we generate $50 million of net income in the year following the year in which the grant is made (e.g., awards made in October 2014 for 2015 require more than $50 million of net income in 2015) as a condition to the RSUs being earned and eligible for vesting.

Benefits, Retirement Programs and Perquisites.    We provide our executive officers with benefits and perquisites that the Committee has concluded are reasonable to assist in attracting and retaining qualified executives. These benefits are generally the same as those broadly available to all our U.S. salaried employees, except for a nonqualified deferred compensation plan made available to our more highly compensated employees, including NEOs and other executives. This plan is intended to restore benefits of income deferral that would otherwise be lost due to federal tax limitations using the same funding formula used for other eligible employees. Perquisites include only financial planning services and the opportunity for senior vice presidents and higher ranked officers to use company-leased aircraft for personal travel provided they reimburse us for the incremental operating costs. Each year, the Committee reviews the appropriateness of both the nature and type of benefits and perquisites, and the associated values and costs.

Benefits and Retirement Programs.    We provide our executive officers, including our CEO and the other NEOs, the same health and welfare benefits that are broadly available to our U.S. non-union employees, with no additional related benefits, programs or special features.

In addition to our Retirement Savings Plan, which is a qualified deferred compensation plan under Section 401(k) of the Internal Revenue Code of 1986, as amended ("Code"), and in which all U.S. employees, including executive officers, who meet the age, service and other requirements of the plan are eligible to participate, we offer a deferred compensation plan to more highly compensated employees, including executives. We do not provide defined benefit plans to executive officers. Our Deferred Compensation Plan is a nonqualified defined contribution plan. It is designed to allow deferral of income from base salary and annual bonus and company contributions that could have been made under our Retirement Savings Plan but for IRS limitations on deferrals of compensation into a tax-qualified plan. There is no "above-market" interest or preferential earnings element credited on any deferred compensation as defined in applicable SEC rules relating to disclosures on proxy statements.

Perquisites.    Our executive officers, including the NEOs, are eligible to receive financial planning services. The Committee believes it is in the interest of our Company to assist executives in the handling of their personal finances, particularly tax filing obligations, to prevent them from being a distraction to the executive or an embarrassment to us. The cost of such services is imputed to the executive as income.

Our executive officers are reimbursed for the cost of spousal travel if there is a business purpose for the spouse to

48 2015 Proxy Statement

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accompany the executive to a function or event. The cost of any such travel is imputed to the executive as income. The CEO and COO and Senior Vice Presidents are also eligible to use company-leased aircraft for personal travel, provided they reimburse us for the incremental operating cost of any such use.

We do not provide any tax gross-ups for any reported income related to such perquisites.

The cost to us of all benefits and perquisites provided to our executive officers is included in the Committee's independent compensation consultant's competitive analysis and in the annual tally sheet presentation to the Committee on total compensation paid to executives.

Part VI — Other Matters Affecting Our Executive Compensation

Clawback of Incentive Compensation.    We have an executive compensation clawback policy. Under that policy, which has been incorporated into awards under our annual and long-term incentive plans, should any executive officer commit fraud or intentional wrongdoing which results in a required financial restatement, we have the right to recover incentive and performance compensation paid or awarded to such executive officer within the past five years for the year restated and for the two years prior to any year of restatement.

Prohibition of Derivative, Hedging, and Pledging Transactions.    We have a policy which regulates the trading in our securities by directors, officers and key employees. In addition to dealing with such matters as quarterly blackouts and Rule 10b5-1 trading, it prohibits derivative and hedging transactions involving Cameron securities and also prohibits pledging and otherwise using Cameron securities as collateral and holding Cameron securities accounts that are margined.

Stock Ownership Requirements.    In addition to stock ownership guidelines for directors described under the caption "Corporate Governance — Stock Ownership Guidelines" on page 23 of this Proxy Statement, we have stock ownership requirements for executives and other key employees. Within three years of being appointed an executive or other key employee of our company, or being promoted to a position requiring increased ownership, the executive or employee is required to directly own Common Stock having a market value or cost basis, whichever is higher, equal to at least the following multiple of his or her base salary:

Level	Base Salary Multiple

Chairman and CEO	6

President and COO	4

Senior Vice President	3

Vice President	2

All Other Executive Long-Term Incentive Program Participants	2

All NEOs meet or exceed their ownership requirement or are within the three-year period given to achieve compliance. The ownership interests of the NEOs individually, and executives as a whole, are set out in "Security Ownership of Management" on page 4 of this Proxy Statement.

Employment, Severance and Change-in-Control Arrangements.

Employment Contracts.    We have no employment contracts with any of our executive officers.

Executive Severance Policy.    We have an Executive Severance Policy for all executive officers, including the NEOs. The Policy provides for salary continuation for 12 months for a covered executive if such executive's employment with our company is terminated by us for any reason other than cause. Participation in the annual incentive plan is prorated through the last day of employment and determined based on achievement of the goals and objectives established for the applicable year, but no entitlements are earned during the severance period. The amount of these payments, had any of the NEOs been terminated for any reason other than cause on December 31, 2014, is set out under the caption "Payments Under Executive Severance Policy" on page 58 of this Proxy Statement.

We provide executive severance because we recognize the impact on individuals of our need to be able to freely make changes at the executive level, and of the relatively more difficult employment transition encountered when executive-level employees are terminated with possibly little to no notice.

Change-in-Control Agreements.    We have change-in-control agreements with 20 executive officers, including each of the NEOs. Payment under each of these agreements would only be made if the executive officer were to be terminated in connection with a change in control ("double trigger"). The agreements are described, and the payment that would have been made had an NEO been terminated on December 31, 2014 in connection with a change in control are outlined, under the caption "Payments upon Termination in Conjunction with Change in Control" on pages 58-60 of this Proxy Statement.

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We recognize that, as is the case with many publicly held corporations, the possibility of a change in control may arise and that such possibility, and the uncertainty and questions it may raise among our executive officers, may cause a distraction and result in the departure of one or more of them to our Company's and our stockholders' detriment. The Committee has determined that it is in the best interests of our company and our stockholders to help assure the continuation of service by certain executive officers, and to reinforce and encourage their attention and dedication to their assigned duties without distraction in circumstances arising from the possibility of a change in control. The Committee believes it important, should we or our stockholders receive a proposal for or notice of a change in control, or consider one ourselves, that we maintain a sound and vital management team and our executives be able to assess and advise our Company as to whether such transaction would be in the best interests of our company and our stockholders, and to take such other action regarding the transaction as our Board of Directors determines to be appropriate, without being influenced by the uncertainties of their own situations. We also believe that entering into change-in-control agreements with some of our executive officers has helped us attract and retain the level of executive talent needed to achieve our goals.

The elements of the severance benefits and the amounts of each were approved by the Committee at the time the agreements were entered into, or most recently modified, based on the Committee's assessment of what was appropriate and competitive at that time. As a result, in prior years the Committee: reduced the severance benefits provided by our change-in-control agreements by eliminating equity grants as one of the elements of payment upon a change-in-control; reduced the annual incentive compensation portion to the larger of any award earned in the last three years or target award, and eliminated tax gross-up payments in agreements entered into since 2009. In 2012, the Committee, in conjunction with and as a consequence of executive officers being placed into two different compensation groups, also changed the multiplier used to determine the severance benefits so that the multiplier for severance benefits for certain of our executive officers with agreements dated prior to 2012, remains at three, but for the other executive officers, including some NEOs, is now two and, in other cases, one.

Tax Implications of Executive Compensation.    Section 162(m) of the Code places a limit of $1 million on the amount of annual compensation that may be deducted by us in any year with respect to an NEO. Certain performance-based compensation subject to performance criteria approved by stockholders is not subject to this deduction limitation and, as a result, annual incentive compensation paid pursuant to our Management Incentive Compensation Plan and stock options, RSU and PRSU awards granted under our Equity Incentive Plan generally are intended to qualify as performance-based compensation and should be deductible.

The Committee is mindful of the limitation and has structured the various elements of our executive compensation to fall within the limit or the exception. The Committee and/or the Board of Directors, however, may from time to time, in circumstances deemed appropriate, award compensation that may not be deductible, in order to, in their judgment, compensate executives in a manner commensurate with performance and the competitive market for executive talent.

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Summary Compensation Table

The following table sets forth the compensation earned for services rendered to us by our NEOs, including Mr. Moore, our CEO, for the fiscal year ended December 31, 2014.

Some differences in the compensation of our NEOs result from the fact that our compensation philosophy is to pay competitively by position. In order to determine competitive levels, the independent compensation consultant, at the direction of the Compensation Committee, benchmarks each position against employees holding similar positions in our peer group and in the manufacturing industry in general. Our compensation policy and benchmarking practices are explained in the CD&A section of this Proxy Statement.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)(3)(5)(6)	Option Awards ($)(1)(4)(5)	Non-Equity Incentive Plan Compensation ($)(7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(8)	All Other Compensation ($)(9)	Total ($)

Jack B. Moore	2014	1,125,000	0	4,139,894	2,839,314	1,814,400	128,053	217,626	10,264,287
Chairman and	2013	1,125,000	0	3,919,852	2,719,985	644,288	231,647	304,309	8,945,081
CEO	2012	1,110,125	0	3,839,938	2,559,995	1,763,428	164,947	213,231	9,651,664

Charles M. Sledge	2014	646,490	0	1,329,921	899,780	695,106	(15,359)	110,797	3,666,735
Sr. Vice President &	2013	617,500	0	1,319,937	879,991	246,012	184,452	137,892	3,385,784
Chief Financial Officer	2012	570,375	0	1,520,169	879,993	590,894	110,402	103,860	3,775,693

R. Scott Rowe President and COO	2014	486,338		1,019,919	999,744	525,946	14,741	103,019	3,149,707

William C. Lemmer	2014	552,088	0	1,032,899	705,828	519,404	151,815	102,270	3,064,304
Sr. Vice President &	2013	535,000	41,832	1,019,883	679,996	269,265	503,685	115,527	3,165,188
General Counsel	2012	513,700	0	1,340,191	679,995	496,702	229,577	88,172	3,348,337

Gary M. Halverson Sr. Vice President	2014	475,031	0	879,876	679,833	409,047	48,106	100,878	2,592,771

(1)
No information is reported for Messrs. Rowe and Halverson for 2013 and 2012, as they were not named executive officers under the rules of the SEC for those years.
(2)
The amounts included in the "Stock Awards" and "Option Awards" columns represent the "grant date fair value" in 2014, 2013 and 2012 as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, regarding Stock Compensation ("ASC 718").
(3)
The "grant date fair value" for Stock Awards awarded as (i) PRSUs with an ROIC goal is $59.53 per share, the closing price of Common Stock on 1/1/2014, the date of grant, (ii) PRSUs with a TSR goal is $60.61, calculated using a Monte Carlo valuation as of 1/1/2014, the date of grant; and (iii) RSUs is $57.57, based on the closing price of Common Stock on 10/16/2014, the date of grant.
(4)
The "grant date fair value" for Option Awards is $14.51, calculated in accordance with ASC 718, and based on an exercise price equal to the closing price of Common Stock of $57.57 per share on 10/16/2014, the date of grant.
(5)
For both RSU and stock option grants, the value shown is what is reflected in our financial statements. See Cameron's Annual Reports for the years ended December 31, 2014, 2013 and 2012 for a complete description of the valuation assumptions. Amounts included for 2014 PRSUs represent target. Threshold, target and maximum award levels for the PRSUs are shown in the table below:

Name	Threshold ($)	Target ($)	Maximum ($)

Jack B. Moore	1,359,965	2,719,930	5,439,860

Charles M. Sledge	439,977	879,954	1,759,908

R. Scott Rowe	259,962	519,924	1,039,848

William C. Lemmer	339,969	679,937	1,359,874

Gary M. Halverson	269,963	539,925	1,079,850

(6)
PRSUs granted on January 1, 2013, and included in the Stock Awards values reported in the 2014 Proxy Statement's Summary Compensation Table are valued not at "grant date fair value" reported in Cameron's 2014 Proxy Statement but at a value that includes the actual impact of performance achievement, which was known at the time of disclosure. These PRSUs have been revalued using the "grant date fair value" for the 2013 Stock Awards in this Summary Compensation Table.

(7)
The amount shown for each NEO in the "Non-Equity Incentive Plan Compensation" column is attributable to MICP annual incentive compensation awards earned in fiscal years 2014, 2013, and 2012, but paid in 2015, 2014 and 2013, respectively.

(8)
The amounts shown in this column reflect market-based returns on balances held under our deferred compensation plans.
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(9)
The figures set out as "All Other Compensation" for 2014 are the sum of the Total Other Annual Compensation attributable to both (i) retirement benefits and (ii) welfare benefits and perquisites and are set out in the following two tables:

                  (i)
                  Retirement Benefits

Name	Company Contributions to Retirement Savings Plan ($)	Company Retirement Contributions to NQ DC Plan ($)	Company Match Contributions in NQ DC Plan ($)	Total Other Annual Compensation attributable to retirement benefits ($)

Jack B. Moore	23,400	45,279	90,557	159,236

Charles M. Sledge	23,400	18,975	37,950	80,325

R. Scott Rowe	23,400	14,577	29,155	67,132

William C. Lemmer	23,400	18,096	33,681	75,177

Gary M. Halverson	23,400	11,245	22,489	57,134

                (ii)
                Welfare Benefits and Perquisites

Name	Spousal Travel ($)(1)	Excess Life ($)	Welfare Benefits ($)(2)	Financial Planning Services ($)	Total Other Annual Compensation attributable to welfare benefits and perquisites ($)

Jack B. Moore	26,426	7,524	16,133	8,307	58,390

Charles M. Sledge	0	1,710	19,104	9,658	30,472

R. Scott Rowe	7,055	1,037	18,285	9,510	35,887

William C. Lemmer	0	14,641	3,045	9,407	27,093

Gary M. Halverson	14,847	4,505	14,487	9,906	43,745

(1)
Spousal travel costs are costs incurred by us when a spouse accompanies an NEO to a function or event for business purposes. This cost is imputed to the NEO as income.

(2)
Welfare benefits are the employer-paid portions of premiums for Medical (including Health Savings Account Contribution), Dental, Life, AD&D and LTD paid for the benefit of the employee.
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Grants of Plan-Based Awards in Fiscal Year 2014

The following table provides information on non-equity incentive plan awards, stock options PRSUs and RSUs granted, and the grant date fair value of these awards.

			Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option

Name	Award Type	Grant Date(1)	Approval Date	Threshold ($)(3)	Target ($)(3)	Maximum ($)(3)	Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(4)

Jack B. Moore	Annual MICP	1/1/2014	2/18/2014	675,000	1,350,000	2,700,000
	PRSU	1/1/2014	10/16/2013				45,283			2,719,930
	Annual RSU	10/16/2014	10/15/2014				24,665			1,419,964
	Annual Option	10/16/2014	10/15/2014					195,727	57.57	2,839,314

Charles M. Sledge	Annual MICP	1/1/2014	2/18/2014	258,596	517,192	1,034,384
	PRSU	1/1/2014	10/16/2013				14,650			879,954
	Annual RSU	10/16/2014	10/15/2014				7,816			449,967
	Annual Option	10/16/2014	10/15/2014					62,026	57.57	899,780

R. Scott Rowe	Annual MICP	1/1/2014	2/18/2014	189,158	378,315	756,630
	PRSU	1/1/2014	10/16/2013				8,656			519,924
	Annual RSU	10/16/2014	10/15/2014				8,685			499,995
	Annual Option	10/16/2014	10/15/2014					68,917	57.57	999,744

William C. Lemmer	Annual MICP	1/1/2014	2/18/2014	193,231	386,461	772,922
	PRSU	1/1/2014	10/16/2013				11,320			679,937
	Annual RSU	10/16/2014	10/15/2014				6,131			352,962
	Annual Option	10/16/2014	10/15/2014					48,656	57.57	705,828

Gary M. Halverson	Annual MICP	1/1/2014	2/18/2014	178,137	356,274	712,548
	PRSU	1/1/2014	10/16/2013				8,989			539,925
	Annual RSU	10/16/2014	10/15/2014				5,905			339,951
	Annual Option	10/16/2014	10/15/2014					46,864	57.57	679,833

(1)
A discussion of grant practices is included on pages 46-48 of this Proxy Statement.
(2)
The 2014 MICP annual incentive compensation objectives were approved in December, 2013. Actual payout amounts of the 2014 MICP awards were approved in February 2015 and are included as 2014 compensation in the Summary Compensation Table above on page 51.
(3)
The amounts shown reflect the range of possible MICP annual incentive compensation awards. In October 2013, our Compensation Committee established target MICP annual incentive compensation awards for 2014, expressed as a percentage of each NEO's 2014 base salary. The percentages are noted in "Target-Award Opportunities" on page 43 of this Proxy Statement. In February 2014, the Committee approved individual and company performance objectives for the MICP for 2014. The dollar amount shown in the "target" column represents the target award of each NEO for 2014. The amount shown in the "maximum" column represents the maximum amount that could be paid under the MICP for 2014. The amount shown in the "threshold" column represents the amount payable if only the minimum level of company achievement of performance objectives were attained, which is 50% of the target award. Please see "Compensation Discussion and Analysis — Executive Compensation Elements and Mix — Annual Incentive Compensation" on pages 43-46 of this Proxy Statement for more information regarding our MICP and the 2013 MICP awards and performance measures.
(4)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the fair value on the date of grant. See Footnote No. 2 and 3 to the Summary Compensation Table above for information regarding the grant date fair value of these awards.
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Stock options and RSUs vest over a three-year period with one-third of the options vesting per year beginning on the first anniversary of their date of grant. PRSUs cliff vest three years from date of their grant. The impact of termination and change in control on vesting and exercisability of stock options, as well as the vesting of RSUs and PRSUs, is set out below:

Consequences of Early Termination on Outstanding Equity Awards
	Stock Options		RSU/PRSUs

Termination Circumstances	Vesting	Exercise Rights	Vesting

Voluntary	Ceases	90 days	Ceases

Age 65 with 10 years of service	Continues	Grant Term	Continues

Age 60 with 10 years of service	Continues(1)	Lesser of 3 years or Grant Term	Continues(1)

Death	Accelerates(2)	Lesser of 3 years or Grant Term	Accelerates(2)

Disability	Accelerates(2)	Lesser of 3 years or Grant Term	Accelerates(2)

Reduction in Force	Continues(1)	Grant Term	Continues(1)

For Cause	All vested and unvested options forfeited	N/A	Ceases

Change-in-Control and Successor does not Assume the Award or Grant New Award	Accelerates	Grant Term	Accelerates(3)

(1)
In the event of termination within one year from the date of grant, the number of options, RSUs and PRSUs granted for the year of termination will be reduced to a proportion that reflects the portion of the year employed, except for executive officers age 65 or older with ten years of continuous service with Cameron whose grants are not prorated. PRSUs remain subject to the achievement of the associate performance objectives
(2)
In the event of termination by reason of death or long-term disability, the award will immediately vest. If vesting occurs before the performance period of any PRSU award has been completed, the performance level to be used to determine the number of PRSUs earned under any such award will be determined as follows:
•
For that portion of an award subject to an ROIC goal, vesting shall be at the attainment levels for those years for which a determination has been made by the Committee and at Target performance for any other year during the performance period.
•
For that portion of an award subject to a TSR goal, vesting shall be at Target performance.
(3)
In the event of termination in conjunction with a change in control, the award will immediately vest. If vesting occurs before the performance period of any PRSU award had been completed and a successor does not assume the award or grant a new award with equal economic benefit, the performance level to be used to determine the number of PRSUs earned under any such award will be determined as follows:
•
For that portion of an award subject to an ROIC goal, vesting shall be at the attainment levels for those years for which a determination has been made by the Committee prior to the change in control and at Target performance for any other year during the performance period.
•
For that portion of an award subject to a TSR goal, vesting shall be at the TSR performance level as of when the change of control occurred.
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Outstanding Equity Awards at Fiscal Year-End

The following table presents information about outstanding stock option awards classified as "exercisable" and "unexercisable" as of December 31, 2014, for our CEO, Chief Operating Officer, Chief Financial Officer and the two other NEOs, as well as RSU and PRSU awards to the NEOs that were not yet vested as of December 31, 2014. The awards approved by the Committee in October 2014, that can be earned by 2015 performance, were granted effective January 1, 2015 and are, therefore, not included in this table, but will be reflected in the "Outstanding Equity Awards at Fiscal Year-End" table in our 2016 Proxy Statement.

	Option Awards					Stock Awards

Name	Option Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Restricted Stock Units/ Performance Units Grant Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)

Jack B. Moore	11/13/2008	82,798	0	22.30	2015	11/16/2011	8,326	415,884
	11/06/2009	177,452	0	39.24	2016	01/01/2012	53,067	2,650,697
	10/20/2010	312,665	0	42.81	2017	10/18/2012	15,224	760,439
	11/16/2011	176,917	0	51.24	2021	01/01/2013	45,449	2,270,178
	10/18/2012	108,844	54,421	56.05	2022	10/17/2013	20,932	1,045,553
	10/17/2013	55,489	112,515	64.97	2023	01/01/2014	45,283	2,261,886
	10/16/2014	0	195,727	57.57	2024	10/16/2014	24,665	1,232,017

Charles M. Sledge	11/13/2008	0	0	22.30	2015	11/16/2011	2,602	129,970
	11/06/2009	62,000	0	39.24	2016	01/01/2012	16,582	828,271
	10/20/2010	99,900	0	42.81	2017	10/18/2012	6,899	344,605
	11/16/2011	55,286	0	51.24	2021	01/01/2013	15,623	780,369
	10/18/2012	37,415	18,707	56.05	2022	10/17/2013	6,772	338,261
	10/17/2013	18,118	36,236	64.97	2023	01/01/2014	14,650	731,768
	10/16/2014	0	62,026	57.57	2024	10/16/2014	7,816	390,409

R. Scott Rowe	11/13/2008	1,952	0	22.30	2015	01/01/2012	6,218	310,589
	11/06/2009	2,548	0	39.24	2016	10/18/2012	1,189	59,391
	10/20/2010	13,300	0	42.81	2017	01/01/2013	7,101	354,695
	11/16/2011	20,732	0	51.24	2021	10/17/2013	4,001	199,850
	10/18/2012	17,007	8,503	56.05	2022	01/01/2014	8,656	432,367
	10/17/2013	10,706	21,412	64.97	2023	10/16/2014	8,685	433,816
	10/16/2014	0	68,917	57.57	2024

William C. Lemmer	11/13/2008	0	0	22.30	2015	11/16/2011	2,341	116,933
	11/06/2009	2,548	0	39.24	2016	01/01/2012	14,924	745,454
	10/20/2010	74,900	0	42.81	2017	10/18/2012	5,710	285,215
	11/16/2011	49,758	0	51.24	2021	01/01/2013	12,071	602,946
	10/18/2012	28,912	14,455	56.05	2022	10/17/2013	5,233	261,388
	10/17/2013	14,001	28,000	64.97	2023	01/01/2014	11,320	565,434
	10/16/2014	0	48,656	57.57	2024	10/16/2014	6,131	306,243

Gary M. Halverson	11/13/2008	0	0	22.30	2015	11/16/2011	1,170	58,442
	11/06/2009	2,548	0	39.24	2016	1/1/2012	7,461	372,677
	10/20/2010	42,400	0	42.81	2017	10/18/2012	2,378	118,781
	11/16/2011	24,879	0	51.24	2021	1/1/2013	7,101	354,695
	10/18/2012	17,007	8,503	56.05	2022	10/17/2013	4,155	207,542
	10/17/2013	11,118	22,235	64.97	2023	1/1/2014	8,989	449,001
	10/16/2014	0	46,864	57.57	2024	10/16/2014	5,905	294,955

–
For better understanding of this table, we have included separate columns to show the grant date of stock options and restricted stock units/performance units.
–
Zeroes indicate there are no more unexercisable options available in the award.
2015 Proxy Statement 55

EXECUTIVE COMPENSATION

(1)
Options awarded prior to 2012 are fully vested. The vesting schedules for the option awards made during or after 2012 are as follows:

Grant Date	Option Vesting Schedule	Remaining Vesting Dates

10/18/2012	One-third vests each year for three years from date of grant	10/18/2015

10/17/2013	One-third vests each year for three years from date of grant	10/17/2015 10/17/2016

10/16/2014	One-third vests each year for three years from date of grant	10/16/2015 10/16/2016 10/16/2017

(2)
The vesting schedules for RSU and PRSU awards are as follows:

Grant Date	RSU Vesting Schedule	Remaining Vesting Dates

10/18/2012	One-third vests each year for three years from date of grant	10/18/2015 01/01/2016

10/17/2013	One-third vests each year for three years from date of grant	01/01/2016 01/01/2017

10/16/2014	One-third vests each year for three years from date of grant	01/01/2016 01/01/2017 01/01/2018

Grant Date	PRSU Vesting Schedule	Remaining Vesting Dates

01/01/2013	Vests three years from date of grant (performance-based)	12/31/2015

01/01/2014	Vests three years from date of grant (performance-based)	12/31/2016

(3)
Based on the closing price of our Common Stock as of December 31, 2014 of $49.95, as reported on the New York Stock Exchange.

Option Exercises and Stock Vested

The following table provides additional information about the value realized by the persons named in the Summary Compensation Table on option exercises and stock award vesting during the year ended December 31, 2014.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Jack B. Moore	127,601	5,291,498	51,859	3,087,166

Charles M. Sledge	2,272	33,217	18,300	1,085,765

R. Scott Rowe	42,952	1,179,407	5,027	295,408

William C. Lemmer	27,272	861,350	17,445	1,034,867

Gary M. Halverson	35,724	1,246,840	7,195	428,318

56 2015 Proxy Statement

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation

Under our Deferred Compensation Plan, a participant can defer up to 20% of his/her base salary and up to 75% of his/her annual incentive bonus each year. We make matching contributions under the Deferred Compensation Plan on behalf of each participant in an amount equal to 100% of the amount deferred up to the first six percent (6%) of the excess, if any, of a participant's "qualified compensation," as defined under our Deferred Compensation Plan, over the compensation limit applicable under Section 401(a)(17) of the Internal Revenue Code. Both the participant deferrals and matching contributions are fully vested at all times. In addition, each year we make retirement contributions under our Deferred Compensation Plan in an amount equal to a percentage of compensation that mirrors the percentage of compensation used for retirement contributions under our Retirement Savings Plan. These retirement contributions become vested under our Deferred Compensation Plan after three years of service. Our Deferred Compensation Plan is funded by means of a rabbi trust to allow participants to make investment choices similar to those available under our Retirement Savings Plan.

Participants are not permitted to make withdrawals from our Deferred Compensation Plan prior to their termination of employment. Upon a participant's termination of employment, the participant's vested benefits may, at the option of the participant, be distributed in a single lump-sum payment or in annual installments between two and five years. If the participant is a "Specified Employee" as defined in our Deferred Compensation Plan, however, payment of his or her lump-sum or first installment will be delayed for six months.

The following table discloses contributions, earnings, withdrawals or distributions and balances of each of our CEO, Chief Financial Officer and the three other NEOs under our Nonqualified Deferred Compensation Plan during 2014. The amounts set out in this table are included in payments reported in the Summary Compensation Table.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings/ Losses in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2014 ($)(1)

Jack B. Moore	130,549	135,836	128,053	0	2,734,557

Charles M. Sledge	43,750	56,925	(15,359)	0	1,293,853

R. Scott Rowe	33,738	43,732	14,741	0	345,627

William C. Lemmer	79,835	51,777	151,815	0	2,722,042

Gary M. Halverson	30,533	33,734	48,106	0	1,187,706

  (1)
  These amounts are composed of retirement contributions and match contributions earned under our Nonqualified Deferred Compensation Plan during 2014:

Name	Company Retirement Contributions to NQ DC Plan ($)	Company Match Contributions to NQ DC Plan ($)

Jack B. Moore	45,279	90,557

Charles M. Sledge	18,975	37,950

R. Scott Rowe	14,577	29,155

William C. Lemmer	18,096	33,681

Gary M. Halverson	11,245	22,489

2015 Proxy Statement 57

EXECUTIVE COMPENSATION

Potential Payments upon Termination or Change in Control

The following describes potential payments that would be made to our NEOs under our plans and arrangements in the event of termination or a change in control.

Resignation or Retirement

Our executive officers, as well as our more highly compensated employees, will be entitled to payment of their account balances under both our 401(k) Plan, as well as our Nonqualified Deferred Compensation Plan, following termination for any reason. These plans are more fully described in the CD&A under the caption "Benefits, Retirement Programs and Perquisites" on pages 48 and 49 of this Proxy Statement, and the balances of the NEOs in our nonqualified plans are set out in the "Nonqualified Deferred Compensation" table on page 57. Our executive officers, as well as any other employees with an outstanding award under our Equity Incentive Plan, if 60 years of age or older, are entitled following termination for any reason other than cause, unless they violate the one-year non-compete provision in our award agreements, to continued vesting of RSUs and PRSUs and to an extended exercisability period for stock options, and, if 65 years of age or older, to continued vesting of stock options as well as RSUs and PRSUs and to exercisability during the full life of their stock options. This plan is described in detail in the CD&A under the caption "Long-Term Incentives" beginning on page 46 of this Proxy Statement.

We do not have a supplemental executive retirement plan, or SERP, nor do we provide any continuing perquisite or health care benefits.

Payments under Executive Severance Policy

As discussed in the CD&A, we have an Executive Severance Policy under which all of the NEOs would be entitled to 12 months' salary continuation were they to be terminated by us for reasons other than cause, death, disability or retirement. They would also be entitled to a pro-rata portion of any annual incentive award earned during the year of termination. The following are the payments that would have been made to the NEOs if their employment had been involuntarily terminated on December 31, 2014.

Name	Salary Continuation ($)	Earned MICP ($)	Total ($)

Jack B. Moore	1,125,000	1,814,400	2,939,400

Charles M. Sledge	646,490	695,106	1,314,596

R. Scott Rowe	486,338	525,946	1,012,284

William C. Lemmer	552,088	519,404	1,071,492

Gary M. Halverson	475,031	409,047	884,078

Payment upon Change in Control with Continued Employment

Long-term incentive awards made prior to October 2012 provided for accelerated vesting of equity awards upon a change in control. In October 2012 the Committee changed the grant terms so that all awards made from October 2012 are subject to a "double trigger". All awards made prior to October 2012 have fully vested. As a result, there would be no payment due as a consequence of a change in control with continued employment.

Payments upon Termination in Conjunction with Change in Control

As discussed in the CD&A, we have change-in-control agreements with Messrs. Moore, Sledge, Rowe, Lemmer and Halverson, as well as with 16 other executive officers. The change-in-control agreements entitle the executive, if the executive is discharged without "cause" or resigns for "good reason" in conjunction with or within two years of a "change in control," to a payment equal to a multiple of: (i) base salary; (ii) the higher of the officer's target annual incentive award for the year of termination or highest such award earned by the officer during any of the past three years; and (iii) the value of annual benefits and perquisites. The multiple varies from 3X to 1X, depending on when the agreement was entered into and job level. Agreements entered into prior to 2009 had a multiple of 3X, and those entered into since have a 2X for positions classified as a "Tier 1" executive, which NEOs would be, and a 1X for others. Agreements with Messrs. Moore, Lemmer and Sledge have a 3X multiple as they predated the change in policy. The agreements with Messrs. Rowe and Halverson have a 2X as they were entered into after the change. In addition, certain agreements, including those with Messrs. Moore, Sledge and Lemmer, provided that, if any payments made under the agreement would cause the applicable executive to be

58 2015 Proxy Statement

EXECUTIVE COMPENSATION

subject to an excise tax because the payment is a "parachute payment" (as defined in the Internal Revenue Code), then we will pay the executive an excise tax premium in a sufficient amount to make the executive whole with respect to any additional tax that would not have been payable but for the excise tax provision. Although we had agreed to provide a "tax gross-up" in agreements which pre-dated the change of policy in the 2009 agreements because we had determined the appropriateness of the amount of the severance payment to be received by the terminated executive should be net of any special or additional excise taxes, the Compensation Committee has discontinued this feature for any agreements entered into since 2009, which include those of Messrs. Rowe and Halverson.

"Cause" means (i) a conviction by a court of competent jurisdiction, from which no further appeal can be taken, of a felony grade crime involving moral turpitude, or (ii) a willful failure to perform substantially one's duties with our company (other than a failure due to physical or mental illness) which is materially and demonstrably injurious to us. No act or failure to act will be considered "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that the action or omission was in, or not opposed to, our best interests.

"Good reason" for termination includes any of the following events that occur without the executive officer's consent: a change in status, title(s) or position(s) as an officer of our company that is not a promotion; a reduction in base salary; termination of participation in an ongoing compensation plan; relocation; failure of a successor of our company to assume the objectives under the agreement; termination by us other than for cause; prohibition from engaging in outside activities permitted by the agreement; or any continuing material default by us in the performance of our obligations under the agreement.

A "change in control" of our company will occur, for purposes of these agreements, if (i) any person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of our securities representing 20% or more of the combined voting power of our outstanding voting securities, other than through the purchase of voting securities directly from us through a private placement; (ii) the current members of the Board, or subsequent members approved by two-thirds of the current members, no longer comprise a majority of the Board; (iii) our company is merged or consolidated with another corporation or entity and our stockholders own less than 70% of the outstanding voting securities of the surviving or resulting corporation or entity; (iv) our company is merged or consolidated with another corporation or entity and the consideration paid is part or all cash equivalent in value equal to 31% or more of our outstanding voting securities; (v) a tender offer or exchange offer is made and consummated by a person other than our company for the ownership of 20% or more of our voting securities; or (vi) there has been a disposition of all or substantially all of our assets.

The following table sets out the payments that would be made in the event any of the NEOs had been terminated on December 31, 2014, as a result of a change in control of our company, for reasons other than cause, death, disability or retirement, or if the officer terminated for "good reason," based on the assumptions set out below.

2015 Proxy Statement 59

EXECUTIVE COMPENSATION

Payments upon Termination in Conjunction with Change in Control

			Accelerated Vesting of Outstanding Awards

Name	Cash Severance Payment ($)	Benefits/ Perquisites ($)(1)	Stock Options ($)(2)	Restricted Share Units ($)(3)	Performance Stock Units ($)(4)	Excise Tax Gross-Up Payment ($)	Total ($)

Jack B. Moore	8,818,200	68,343	0	3,453,893	4,532,063	0	16,872,499

Charles M. Sledge	4,041,618	82,830	0	1,203,246	1,512,136	0	6,839,830

R. Scott Rowe	2,265,690	63,150	0	693,056	787,062	0	3,808,958

William C. Lemmer	3,226,812	32,724	0	969,779	1,168,380	0	5,397,695

Gary M. Halverson	1,961,400	53,346	0	679,720	803,696	0	3,498,162

(1)
Value of benefits/perquisite continuation would be paid out in cash at time of termination.
(2)
Intrinsic value of unvested options based on 12/31/14 closing share price of $49.95.
(3)
Value of unvested restricted stock units based on 12/31/14 closing share price.
(4)
Value of unearned PRSUs (assuming paid out at 100% of target) based on 12/31/14 closing share price.

Assumptions:

(1)
Change in control assumed to have occurred 12/31/14.
(2)
All executives terminated on change in control date.
(3)
Share price on date of change in control equal to 12/31/14 closing price of $49.95.
(4)
Base amount calculations based on taxable income for years 2009-2013 and annualized for the year in which executive commenced employment or was first subject to U.S. federal income tax.
(5)
All executives subject to maximum federal (39.6%), Medicare (1.45% up to $200,000 in income; 2.35% thereafter) and excise taxes (20%) for a total effective tax rate of 61.85%.
(6)
PRSUs granted on 1/1/14 assumed to have been paid out at 100% of target upon changed in control.
(7)
All unvested stock options and RSUs vested upon change in control and termination.
(8)
Parachute value attributable to unvested stock options for calculation of excise tax gross-up calculated using a Black-Scholes model with following inputs:
  a)
  actual exercise price of each option;
  b)
  fair value of $49.95 per share;
  c)
  volatility of 24.43%;
  d)
  expected term of 2.5 years; and
  e)
  risk-free rate of 1.10%.
(9)
Any bonuses paid for 2014 performance are considered to have been earned for services rendered, and not considered parachute payments for calculation of excise tax gross-up.
(10)
Salary for purposes of severance calculation assumed to be equal to annual rates effective 12/31/14.
60 2015 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Why am I receiving these materials?

A Notice of Annual Meeting of Stockholders or Notice Regarding the Availability of Proxy Materials has been provided to you because you are a Cameron stockholder and because the Board is soliciting your proxy to vote your shares at our upcoming Annual Meeting.

What is the purpose of the Annual Meeting?

At the Meeting, our stockholders will act on the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this Proxy Statement.

Where can I find more information about proxy voting?

The SEC has created an educational website where you can learn more about proxy voting: www.sec.gov/spotlight/proxymatters.shtml.

Who is entitled to vote at the Meeting?

Owners of shares of our Common Stock of at the close of business on March 11, 2015 (the "Record Date"), are entitled to vote at and participate in the Annual Meeting.

Participants in our retirement savings plans and our company-sponsored Individual Account Retirement Plan (collectively, "Retirement Plans") may give voting instructions with respect to the Common Stock credited to their accounts in those plans to the plans' trustees who have the actual voting power over the Common Stock in those plans.

What are the voting rights of holders of Common Stock?

Each outstanding share of Common Stock will be entitled to one vote on each matter to come before the Meeting.

What happens if additional matters are presented at the Meeting?

If a proposal is properly presented for consideration at the Meeting, the persons named in the proxy card will vote as recommended by the Board or, if no recommendation is given, these persons will exercise their discretion in voting on the proposal.

How can shares be voted?

Shares of Common Stock can be voted in person at the Meeting or they can be voted by proxy or voting instructions can be given, in one of three ways, by:

Internet	Telephone	Mail

The instructions for each are on the proxy card, in the Notice Regarding the Availability of Proxy Materials, or on the voting form enclosed with the proxy from the applicable trustee, bank or brokerage firm.

How will votes be counted?

For shares held in your own name, votes will be counted as directed, except when no choice for any particular matter is made. In that case, and only for the matter for which no choice is indicated, the shares will be voted as recommended by the Board unless the shares are held in one of the Retirement Plans. If held in one of those plans, they will be voted in the same proportion as the other shares in the Retirement Plans have been voted.

For shares held indirectly through a bank, broker or other holder of record, unless you give your broker, bank or other holder of record specific instructions, your shares will not be voted on any of the proposals other than Proposal 2. Under the NYSE rules that govern voting by brokers of shares held in street name, brokers have the discretion to vote these shares only on routine matters, but not on non-routine matters, as defined by those rules. The only matter that will be voted on that is considered routine under these rules is Proposal 2, the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accountants for fiscal year 2015.

What vote is required for approval?

With regard to Proposal 1 (election of directors), the affirmative vote of the majority of the votes cast at the meeting is required by our Bylaws for the election of a director in an uncontested election.

The affirmative vote of the majority of shares of Common Stock represented and entitled to vote at the meeting is required for approval of Proposal 2 (ratification of the appointment of the independent registered public accountants), and Proposal 3 (advisory vote on 2014

2015 Proxy Statement 61

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

executive compensation). The votes on Proposals 2 and 3, however, are advisory in nature and will not be binding on our Company or the Board.

What is a broker non-vote and what is the effect of a broker non-vote?

A "broker non-vote" occurs when a stockholder who holds shares indirectly does not give instructions to the holder of record on how the stockholder wants his or her shares voted, but the holder of record exercises its discretionary authority under the rules of the NYSE to vote on one or more, but not all, of the proposals. In such a case, a "broker non-vote" occurs with respect to the proposals not voted on. Shares represented by "broker non-votes" will, however, be counted in determining whether a quorum is present.

In the absence of instructions from the stockholder, the holder of record may only exercise its discretionary authority and vote the shares it holds as a holder of record on Proposal 2 (the ratification of the appointment of the independent registered public accountants) and does not have the discretionary authority to vote them on any of the other Proposals.

Therefore, if you are a street-name stockholder who holds shares indirectly, your shares will not be voted on any Proposal other than Proposal 2 for which you do not give your broker, bank or other holder of record instructions on how to vote.

What is an abstention and what is the effect of an abstention?

If you do not desire to vote on any proposal nor have your shares voted as provided for in the immediately preceding answer, you may abstain from voting by marking the appropriate space on the proxy card or by following the telephone or Internet instructions. Shares voted as abstaining will be counted as present for the purpose of establishing a quorum and, with respect to Proposals 2 and 3, for the purpose of determining the number of votes needed for approval of the Proposals before the Meeting.

Abstentions will have the effect of a negative vote for Proposals 2 and 3.

What constitutes a quorum?

The presence at the Meeting of the holders of a majority of the shares of the Common Stock outstanding on the Record Date, in person or by proxy, will constitute a quorum,

permitting business to be conducted at the Meeting. As of the Record Date, 192,863,113 shares of Common Stock, representing the same number of votes, were outstanding. Therefore, the presence, in person or by proxy, of the holders of Common Stock representing at least 96,431,557 votes is required to establish a quorum.

What shares will be considered "present" at the Meeting?

The shares voted at the Meeting, shares properly voted by Internet or telephone, and shares for which properly signed proxy cards have been returned will be counted as "present" for purposes of establishing a quorum. Proxies containing instructions to abstain on one or more matters, those voted on one or more matters and those containing broker non-votes will also be included in the calculation of the number of votes considered to be present at the Meeting.

How can a proxy be revoked?

You can revoke a proxy at any time prior to a vote at the Meeting by:

•
notifying Cameron Corporate Secretary in writing;

•
signing and returning a proxy with a later date; or

•
subsequently voting by Internet or telephone.

Shares held indirectly in the name of a bank, broker or other institution may be revoked pursuant to the instructions provided by such institution.

Who will count the votes?

We have hired a third party, Computershare Trust Company, N.A., to determine whether or not a quorum is present at the Meeting and to tabulate votes cast.

Where can I find the results of the voting?

The voting results will be announced at the Meeting and filed on a Current Report on Form 8-K with the SEC within four business days following the Meeting.

62 2015 Proxy Statement

Other Business & Additional Information

The Board does not know of any business that will properly come before the Meeting other than the proposals above. If any other business should properly come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our Common Stock, to file with the SEC and the NYSE initial reports of beneficial ownership on Form 3 and changes in such ownership on Forms 4 and 5. Based on a review of the copies of such reports, or written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors, officers and more than 10% beneficial owners were complied with during the year ended December 31, 2014, except Steven W. Roll filed a Form 3 that did not include a stock option grant in his holdings.

Stockholder Proposals and Nominations for the 2016 Annual Meeting

In order for a stockholder to be eligible to submit a proposal or nomination to our 2016 annual meeting of stockholders, the stockholder must be a stockholder of record both when submitting the proposal or nomination and on the record date for that meeting.

Stockholder Proposal

•
If a stockholder wishes to submit a proposal for possible inclusion in our proxy statement and form of proxy for our 2016 annual meeting of stockholders, the notice must be in proper form and received at our principal executive offices no later than 5:30 p.m., CST, on November 27, 2015. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act and the related rules and regulations of the SEC.

•
If a stockholder wishes to submit a proposal at the 2016 annual meeting other than for inclusion in our proxy statement and form of proxy for the 2016 annual meeting of stockholders, according to our Bylaws, the notice must be in proper form and received by our Corporate Secretary at our principal executive offices no earlier than February 7, 2016, and no later than March 9, 2016.

To be in proper written form, a stockholder's notice of a proposal must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) a description of the full economic interest of such stockholder in our company which would include, but is not limited to, the class or series and number of shares of capital stock of our company which are owned beneficially and of record by such stockholder, and whether such interest is subject to or the result of any short position, synthetic swap, or forward shares, (iv) an undertaking to provide an update on the information regarding economic interest required by the preceding part as of 10 days prior to the meeting and no later than 7 days prior to the meeting, (v) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business, and (vi) an acknowledgement that such stockholder must appear in person at the annual meeting in order to bring such business before the meeting.

Stockholder Nominations

•
If a stockholder wishes to submit a director nomination to the Nominating and Governance Committee for consideration as a Cameron director nominee, the stockholder should follow the procedures set out under the caption "Director Selection Process," on page 6 of this Proxy Statement.

•
If a stockholder wishes to submit a director nomination to the stockholders in opposition to our company's director nominees for inclusion in our proxy statement and form of proxy for the 2016 annual meeting of stockholders, the notice must be in proper form and received at our company's principal executive offices no later than 5:30 p.m., CST, on November 27, 2015.
2015 Proxy Statement 63

OTHER BUSINESS & ADDITIONAL INFORMATION

•
If a stockholder wishes to submit such a nomination at the 2016 annual meeting other than for inclusion in our proxy statement and form of proxy for the 2016 annual meeting, according to our Bylaws, the notice must be in proper form and be received by the Corporate Secretary of Cameron at its principal executive offices no earlier than February 7, 2016 and no later than March 9, 2016.

To be in proper written form, a stockholder's notice of a director nomination must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (1) the name, age, business, address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of our company which are owned beneficially and of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder, (ii) a description of the full economic interest of such stockholder in our company which would include, but is not limited to, the class or series and number of shares of capital stock of our company which are owned beneficially and of record by such stockholder, and whether such interest is subject to or the result of any short position, synthetic swap, or forward shares, (iii) an undertaking to provide an update on the information regarding economic interest required by the preceding part as of 10 days prior to the meeting and no later than 7 days prior to the meeting, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (v) an acknowledgement that such stockholder must appear in person at the annual meeting in order to nominate the persons named in its notice, and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the related rules and regulations of the SEC. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Solicitation of Proxies

We have provided proxy materials to banks, brokers, and other financial fiduciaries and requested that such materials be promptly forwarded to the beneficial owners of Common Stock. Cameron has retained DF King to assist with the solicitation of proxies for a fee not to exceed $9,000, plus reimbursement for out-of-pocket expenses. In addition, solicitation of proxies may be made by our directors, officers or employees for no additional compensation. The cost of soliciting proxies and related services will be borne by us.

Electronic Delivery of Proxy Statement and Annual Report

Stockholders who received printed copies of the proxy materials can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save Cameron the cost of producing and mailing these documents, reduce the amount of mail you receive and help preserve environmental resources.

You may sign up for this option by:

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following the instructions provided on your proxy card; or

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following the instructions provided when you vote over the Internet.

If you choose to view future proxy statements and annual reports over the Internet and you are a street-name stockholder as of the applicable record date, you will receive an email message next year containing the Internet address to use to access Cameron's proxy statement and annual report. The email also will include instructions for voting over the Internet. You will have the opportunity to opt out at any time by following the instructions on www.icsdelivery.com. You do not have to re-elect Internet access each year.

Householding of Annual Meeting Materials

In accordance with notices previously sent to many of the street-name stockholders who share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as "householding," is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying annual report to stockholders may request a copy by contacting the bank, broker or other holder of record or by contacting us by telephone at 713-513-3300 or by mail at 1333 West Loop South, Suite 1700, Houston Texas 77027. We will deliver promptly upon written or oral request a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the proxy statement and annual report was delivered. Street-name stockholders who are currently receiving householded

64 2015 Proxy Statement

OTHER BUSINESS & ADDITIONAL INFORMATION

materials may revoke their consent, and street-name stockholders who are not currently receiving householded materials may request householding of our future materials, by contacting Automatic Data Processing, Inc., either by calling toll free at 1-800-542-1061 or by writing to Broadridge, Attn: Householding Department, at the return address noted on your voter instruction card. If you revoke your consent you will be removed from the "householding" program within 30 days of Broadridge's receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

Stockholder List

A list of stockholders of record will be available for examination at our corporate headquarters during normal business hours for a period of ten days prior to the Meeting.

ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K

We are mailing our 2014 Annual Report to Stockholders who elected to receive a printed copy of this Proxy Statement. Additional copies of Cameron's Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2014, are available without charge from our Investor Relations Department, 1333 West Loop South, Suite 1700, Houston, Texas 77027, 713-513-3300.

Our SEC filings, including our 2014 Annual Report on Form 10-K, are available online at no charge at www.c-a-m.com, Investors, SEC filings, or through the Securities and Exchange Commission's website at www.sec.gov.

By Order of the Board of Directors,
Grace B. Holmes Vice President, Corporate Secretary & Chief Governance Officer
2015 Proxy Statement 65

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2015 PROXY STATEMENT

CAMERON

1333 West Loop South, Suite 1700
Houston, Texas 77027
713.513.3300
www.c-a-m.com

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 021EVA 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board recommends a vote FOR Proposals 1 through 3. 01 - H. Paulett Eberhart 04 - Rodolfo Landim 02 - Peter J. Fluor 05 - Jack B. Moore 1. To elect eleven director nominees to our Board of Directors: For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for 2015. For Against Abstain 3. To approve, on an advisory basis, our 2014 executive compensation. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. For Against Abstain For Against Abstain IMPORTANT ANNUAL MEETING INFORMATION 03 - Douglas L. Foshee 06 - Michael E. Patrick For Against Abstain 07 - Timothy J. Probert 08 - Jon Erik Reinhardsen 09 - R. Scott Rowe 10 - Brent J. Smolik 11 - Bruce W. Wilkinson 1234 5678 9012 345 MMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MMMMMMM MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C123456789 C 1234567890 J N T 2 3 4 8 1 0 1 MMMMMMMMMMMMMMM 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the three voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 8, 2015. Vote by QR Code • Scan the QR code with your smartphone Vote by Internet • Log on to the Internet and go to www.envisionreports.com/CAM • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Proxy for 2015 Annual Meeting of Stockholders Solicited on Behalf of the Board of Directors – May 8, 2015 The undersigned stockholder(s) of Cameron International Corporation (“Cameron”) appoints each of Jack B. Moore and Grace B. Holmes proxy, with full power of substitution, to vote all shares of stock which the stockholder(s) would be entitled to vote if present at the Annual Meeting of Stockholders of Cameron on Friday, May 8, 2015, at 10:00 a.m. CDT at Cameron’s corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, and at any adjournment thereof, with all powers the stockholder(s) would possess, if present. The stockholder(s) hereby revokes any and all proxies previously given with respect to such meeting. This proxy will be voted as specified on the reverse side, but if no specification is made, it will be voted: FOR the election of each nominee for director (H. Paulett Eberhart, Peter J. Fluor, Douglas L. Foshee, Rodolfo Landim, Jack B. Moore, Michael E. Patrick, Timothy J. Probert, Jon Erik Reinhardsen, R. Scott Rowe, Brent J. Smolik, and Bruce W. Wilkinson); FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for 2015; FOR approval, on an advisory basis, of our 2014 executive compensation; and in the discretion of the proxy on other matters as may properly come before the Meeting or any adjournment thereof. This card also constitutes voting instructions for any shares held for the stockholder in the Cameron Retirement Savings Plan and Cameron-sponsored Individual Account Retirement Plans, as described in the Notice of Meeting and Proxy Statement. (Please sign and date on the reverse side.) . Proxy — Cameron International Corporation Agenda • Call to order • Election of Directors • Ratification of Appointment of Independent Registered Public Accountants for 2015 • Approval, on an Advisory Basis, of our 2014 Executive Compensation This is your proxy. Your vote is important. It is also important that your shares are represented at this meeting, whether or not you attend the meeting in person. To make sure your shares are represented, we urge you to complete and mail the proxy card. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on Friday, May 8, 2015. The Proxy Statement and Annual Report to Stockholders are available at www.envisionreports.com/CAM. Cameron International Corporation 2015 Annual Meeting of Stockholders 10:00 a.m. CDT May 8, 2015 Cameron’s Corporate Headquarters 1333 West Loop South, Suite 1700 Houston, Texas 77027 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q